EXHIBIT (21)

                                 SUBSIDIARIES OF
                             HEALTHSOUTH Corporation

                (State of Organization) (States Where Qualified)


                             Corporate Subsidiaries
                             ----------------------

Advantage Health Corporation (DE) (CT)(FL)(MA)(ME)(PA)(VT)
         Advantage Health Development Corp. (MA)
         Advantage Health Harmarville Rehabilitation Corporation (PA)
         Advantage Health Nursing Care, Inc. (MA)
         Advantage Rehabilitation Clinics, Inc. (MA) (CT)(DE)(ME)(NJ)(NY)
                  Advantage Beverly Corporation (MA) (51%)
                  Advantage Health Eastern Rehabilitation Network, Inc. (CT) PTSMA, Inc. (CT)
                  Rehabilitation Institute of Western Massachusetts, Inc. (MA) Baygan Development Corp. (FL)
         HRC Services, Inc. (PA)
         LH Real Estate Company, Inc. (MA) (99.5%)
         New England Home Health Care, Inc. (MA) (CT) (96.8%)
                  Special Care Certified of Massachusetts, Inc. (MA) (NH) Special Care Home Health Services of Connecticut, Inc. (CT) Special Care Home Health Services of Maine, Inc. (ME)
                  Special Care Nursing Services, Inc. (MA) (CT)(IL)(KS)(KY)
                   (ME)(MO)(OH)(OK)(TX)(VT)(WI)
         New England Rehabilitation Center of Southern New Hampshire, Inc. (NH)
                   (91.75%)
         New England Rehabilitation Hospital, Inc. (MA)
         New England Rehabilitation Hospital of Portland, Inc. (ME)
         New England Rehabilitation Management Co., Inc. (NH) (CT)(MA)(ME)(NY)
                   (PA)(VT)
                  New England Rehabilitation Services of Central Massachusetts,
                   Inc. (MA) (33-1/3%)
         Winchester Gables, Inc. (MA) (51%)
ASC Network Corporation (DE) (AL)(CA)(CT)(FL)(IL)(IN)(NJ)(NY)(PA)(TX)
         Castro Valley Surgery Center, Inc. (CA)
         Day SurgiCenters, Inc. (IL)
         Diversified Health Centers, Inc. (CA)
         Fort Wayne Care Center, Inc. (DE) (IN)
         HEALTHSOUTH S.C. at Pasteur Plaza, Inc. (DE) (TX)
         HEALTHSOUTH S.C. of Burlington, Inc. (DE) (VT)
         Loyola Ambulatory Surgery Center at Oakbrook, Inc. (IL)
         Palm Desert Care Center, Inc. (DE) (CA)
         Premier Ambulatory Surgery of Blackhawk, Inc. (CA)
         Premier Ambulatory Surgery of Duncanville, Inc. (DE) (TX)
         Premier Ambulatory Surgery of Forest Park, Inc. (TX)
         Premier Ambulatory Surgery of Mesquite, Inc. (TX)
         Premier Ambulatory Surgery of Tri-Valley, Inc. (CA)
         Premier Ambulatory Surgery of Walnut Creek, Inc. (CA)
         Premier MSO of Texas, Inc. (TX)
         San Diego Outpatient Surgical Center, Inc. (CA)


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         SunSurgery Corporation (CT)
                  Bridgeport Surgical Center, Inc. (CT)
                  Danbury Surgical Center, Inc. (CT)
                  Frost Street Outpatient Surgical Center, Inc. (CA) (52.44%) Hartford Surgical Center, Inc. (CT) (81%)
                  Medical Surgical Centers of America, Inc. (CA) (95.4%)
                           d/b/a Grossmont Surgery Center
                  MMDC of New Jersey, Inc. (NJ)
                  MMDC of Pennsylvania, Inc. (PA)
                  Pomerado Outpatient Surgical Center, Inc. (CA)
CMS Capital Ventures, Inc. (DE) (CA)(FL) (15% ownership)
Diagnostic Health Corporation (DE) (AL)(AZ)(CA)(CO)(DC)(FL)(GA)(IA)(IL)(IN)(KY)
         (LA)(MA)(MD)(MO)(NC)(NJ)(NM)(NV)(OH)(OK)(PA)(SC)(TN)(TX)(UT)(VA)(WA)
         Health Images Aurora North, Inc. (GA)  (Shell)
         Health Images Aurora South, Inc. (GA)  (Shell)
         Health Images Baton Rouge North, Inc. (GA)  (Shell)
         Health Images Baton Rouge South, Inc. (GA)  (Shell)
         Health Images Beaumont, Inc. (GA)  (Shell)
         Health Images Birmingham, Inc. (GA)  (Shell)
         Health Images Colorado, Inc. (GA)  (Shell)
         Health Images Columbia, Inc. (GA)  (Shell)
         Health Images Dallas, Inc. (GA)  (Shell)
         Health Images Denver, Inc. (GA)  (Shell)
         Health Images Greenville, Inc. (GA)  (Shell)
         Health Images Huntsville, Inc. (GA)  (Shell)
         Health Images Knoxville, Inc. (GA)  (Shell)
         Health Images Nashville, Inc. (GA)  (Shell)
         Health Images Orange Park, Inc. (GA)  (Shell)
         Health Images Port Arthur, Inc. (GA)  (Shell)
         Health Images Stratford, Inc. (GA)  (Shell)
         Health Images Tulsa, Inc. (GA)  (Shell)
         Health Images (UK) plc (UK)
         HEALTHSOUTH ASC of Houston, Inc. (DE) (TX)
         HEALTHSOUTH Diagnostic Centers, Inc. (AK) (AL)
         Neuro Imaging Institute, Inc. (FL)
         Neuro Imaging Institute, II, Inc. (FL)
         Radiology Diagnostic Centers, Inc. (MD)
         The Optimal Open MRI, Inc. (FL)
Disability and Impairment Evaluation Centers of America, Inc. (DE) (AL)(FL)(TX)
          (LA)(OK)
         DIECA, Inc. (DE) (LA)
Encinitas Physical Therapy and Sports Rehabilitation, Inc. (CA)
Flatirons Physical Therapy, Inc. (CO)
HEALTHSOUTH Argentina, Inc. (AL)
HEALTHSOUTH Aviation, Inc. (AL)
HEALTHSOUTH Community Re-Entry Center of Dallas, Inc. (DE) (TX)
HEALTHSOUTH Doctors' Hospital, Inc. (DE) (FL)
         Hospital Health Systems, Inc. (FL)
         Doctors' Health Service Corporation (FL)
                  Doctors' Scanning Associates, Inc. (FL)
                  Doctors' Home Health, Inc. (FL)
                  Doctors' Medical Equipment Corp. (FL)


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HEALTHSOUTH Holdings, Inc. (DE) (AL)(AR)(CO)(CT)(DC)(GA)(IL)(IA)(IN)(KY)(LA)
  (MA)(MD)(ME)(MS)(MO)(NE)(NH)(NV)(NJ)(NC)(NY)(OH)(OK)(PA)(RI)(SC)(SD)
  (TN)(VA)(VT)(WA)(WI)(WV)
         Delaware Sportscare/Physical Therapy, Inc. (DE)
         Johnson Physical Therapy, Inc. (OH)
         Madison Rehabilitation Center, Inc. (CT)
         Penn-Mar Rehabilitative Services, Inc. (PA)
         Physical Therapy Professionals, Inc. (OK)
         Professional Therapy & Rehabilitation, Inc. (OK)
HEALTHSOUTH Home Health Services of Connecticut, prn, Inc. (CT)
HEALTHSOUTH International, Inc. (DE) (AL)(AU)
HEALTHSOUTH IMC, Inc. (DE)  (AK)(AR)(AZ)(CT)(FL)(IN)(IA)(KS)(LA)(MD)(MO)(NC)
  (NJ)(NM)(NY)(OH)(PA)(RI)(TN)(UT)(VA)
HEALTHSOUTH LTAC of Bay County, Inc. (DE) (FL)
HEALTHSOUTH LTAC of Sarasota, Inc. (DE) (FL)
HEALTHSOUTH Medical Center, Inc. (AL)
HEALTHSOUTH Medical Clinic, Inc. (DE) (AK)(AL)(FL)(GA)(IA)(IL)(IN)(KY)(LA)(MA)
  (MD)(MO)(NE)(NV)(OK)(PA)(SD)(TN)(VA)(VT)
HEALTHSOUTH MRI of Gadsden, Inc. (DE) (AL)
HEALTHSOUTH Network Services, Inc. (DE)(AK)(AL)(AZ)(AR)(CA)(CO)(CT)(DC)(FL)(GA)
         (HI)(ID)(IL)(IN)(IA)(KS)(KY)(LA)(MA)(MD)(ME)(MI)(MN)(MO)(MS)(MT)(NC)
         (ND)(NE)(NH)(NJ)(NM)(NV)(OH)(OK)(OR)(PA)(RI)(SC)(SD)(TN)(TX)(UT)(VA)
         (VT)(WA)(WI)(WV)(WY)
HEALTHSOUTH Network Services of New York IPA, Inc. (NY)
HEALTHSOUTH Occupational Health & Injury
  Management of Colorado, Inc. (DE) (CO)
HEALTHSOUTH Occupational Health & Rehabilitation Center, Inc. (DE) (FL) HEALTHSOUTH of Altoona, Inc. (DE) (MD)(PA)(WV)
HEALTHSOUTH of Austin, Inc. (DE) (TX)
HEALTHSOUTH of Birmingham, Inc. (DE) (AL)
HEALTHSOUTH of Charleston, Inc. (DE) (SC)
HEALTHSOUTH of Chesapeake, Inc. (DE) (MD)
HEALTHSOUTH of Columbia, Inc. (DE) (MO)
HEALTHSOUTH of Dallas, Inc. (DE) (TX)
HEALTHSOUTH of Dothan, Inc. (AL)
HEALTHSOUTH of East Tennessee, Inc. (DE) (TN)
HEALTHSOUTH of Erie, Inc. (DE) (OH)(PA)
HEALTHSOUTH of Fort Smith, Inc. (DE) (AR)(OK)
HEALTHSOUTH of Gadsden, Inc. (DE) (AL)
HEALTHSOUTH of Goshen, Inc. (DE) (NY)
HEALTHSOUTH of Henderson, Inc. (DE) (NV)
HEALTHSOUTH of Houston, Inc. (DE) (TX)
HEALTHSOUTH of Louisiana, Inc. (DE) (LA)
HEALTHSOUTH of Mechanicsburg, Inc. (DE) (PA)
HEALTHSOUTH of Michigan, Inc. (DE) (MI)
HEALTHSOUTH of Middle Tennessee, Inc. (DE) (TN)
HEALTHSOUTH of Midland, Inc. (DE) (TX)
HEALTHSOUTH of Missouri, Inc. (DE) (MO)
HEALTHSOUTH of Montgomery, Inc. (AL)
HEALTHSOUTH of Naples, Inc. (FL)
HEALTHSOUTH of New Hampshire, Inc. (DE) (NH)
HEALTHSOUTH of New Mexico, Inc. (NM)
HEALTHSOUTH of Nittany Valley, Inc. (DE) (PA)
HEALTHSOUTH of Oklahoma, Inc. (DE) (OK)
HEALTHSOUTH of Ontario, Inc. (DE) (Canada) (BC) (Ont.) (Que.) (Alb.) HEALTHSOUTH of Pittsburgh, Inc. (DE) (PA)


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HEALTHSOUTH of Raritan Bay, Inc. (DE)(NJ)
HEALTHSOUTH of Reading, Inc. (DE) (PA)
HEALTHSOUTH of Salem, Inc. (DE) (NH)
HEALTHSOUTH of San Antonio, Inc. (DE) (TX)
HEALTHSOUTH of Sewickley, Inc. (DE) (PA)
HEALTHSOUTH of South Carolina, Inc. (DE) (SC)
HEALTHSOUTH of Spring Hill, Inc. (DE) (FL)
HEALTHSOUTH of St. Joseph, Inc. (DE) (MO)
HEALTHSOUTH of Stuart, Inc. (DE) (FL)
HEALTHSOUTH of Texarkana, Inc. (DE) (TX)(LA)
HEALTHSOUTH of Texas, Inc. (TX)
HEALTHSOUTH of Toms River, Inc. (DE) (NJ)
HEALTHSOUTH of Treasure Coast, Inc. (DE) (FL)
HEALTHSOUTH of Utah, Inc. (DE) (UT)
HEALTHSOUTH of Virginia, Inc. (DE) (VA)
HEALTHSOUTH of Witchita, Inc. (DE) (KS)
HEALTHSOUTH of York, Inc. (DE) (PA)
HEALTHSOUTH of Yuma, Inc. (DE) (AZ)
HEALTHSOUTH Open MRI at Southlake, Inc. (DE) (AL)
HEALTHSOUTH Orthopedic Services, Inc. (DE) (AL)(CA)(CO)(FL)(IL)(MD)(MO)(NJ)
  (NC)(OH)(OR)(PA)(SC)(TX)(WA)(WI)
         Northwestern Memorial/HEALTHSOUTH Sports Medicine & Rehabilitation
           Center, Inc. (IL) (50%)
HEALTHSOUTH Properties Corporation (DE) (AL)(AZ)(CA)(FL)(IN)(KY)(NM)(OH)
  (TN)(TX)(WV)
HEALTHSOUTH Real Property Holding Corporation (DE) (AL)(AZ)(FL)(NC)(TX) HEALTHSOUTH Rehabilitation Center, Inc. (SC)
HEALTHSOUTH Specialty Hospital, Inc. (TX)
HEALTHSOUTH Sub-Acute Center of Houston, Inc. (DE) (TX)
HEALTHSOUTH Sub-Acute Center of Mechanicsburg, Inc. (DE) (PA)
HEALTHSOUTH Surgery Centers-West, Inc. (DE) (AL)(AZ)(CA)(UT)
         HEALTHSOUTH Salt Lake Surgical Center, Inc. (DE) (UT)
HEALTHSOUTH Surgical Center of Tuscaloosa, Inc. (AL)
Horizon/CMS Healthcare Corporation (DE) (AL)(CA)(CO)(CT)(FL)(ID)(KS)(LA)(MD)
         (MA)(MI)(MT)(NE)(NV)(NM)(NC)(OH)(OK)(PA)(TX)(VA)(WI)
         Continental Medical Systems, Inc. (DE) (CA)(MD)(PA)(TX)
                  Central Arizona Rehabilitation Hospital, Inc. (DE) (AZ) Central Arkansas Outpatient Centers, Inc. (DE) (AR)
                  Chandler Rehabilitation Hospital, Inc. (DE) (AZ)
                  Chico Rehabilitation Hospital, Inc. (DE) (CA)
                  Clear Lake Rehabilitation Hospital, Inc. (TX)
                  CMS Administrative Services, Inc. (DE) (CO)
                  CMS Alexandria Rehabiliation, Inc. (DE) (LA)
                  CMS Baton Rouge Rehabilitation, Inc. (DE) (LA)
                  CMS Beaumont Rehabilitation, Inc. (TX)
                  The Kelton Corporation (MA) (RI)
                           Braintree Rehabilitation Ventures, Inc. (MA)
                                    KBT Corporation (MA)
                  CMS Denver Rehabilitation, Inc. (DE) (CO)
                  CMS Development and Management Company, Inc. (DE) (IN)(KS)(NV)
                    (PA)(TX)
                  CMS Elizabethtown, Inc. (DE) (KY)
                  CMS Fayetteville Rehabilitation, Inc. (DE) (AR)
                  CMS Fort Worth Rehabilitation, Inc. (TX)
                  CMS Fresno Rehabilitation, Inc. (DE) (CA)
                  CMS Houston Rehabilitation, Inc. (TX)
                  CMS Jonesboro Rehabilitation, Inc. (DE) (AR)


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                  CMS Kansas City Rehabilitation, Inc. (DE)(KS)
                  CMS Outpatient Centers of North Texas, Inc. (DE)(TX)
                  CMS Outpatient Centers of South Texas, Inc. (DE)(TX)
                  CMS Outpatient Rehabilitation Services, Inc. (DE)(CO)
                  CMS Pennsylvania, Inc. (DE)(PA)
                  CMS Physician Services, Inc. (DE)
                  CMS of Ohio, Inc. (DE)(OH)
                  CMS Rehab Technologies Corp. (DE)(CA)
                  CMS Rehabilitation Center of Hialeah, Inc. (DE)(FL)
                  CMS Ruston Rehabilitation, Inc. (DE)(LA)
                  CMS San Diego Rehab, Inc. (DE)(CA)
                  CMS San Diego Surgical, Inc. (DE)(CA)
                  CMS Sherwood Rehabilitation, Inc. (DE)(AR)
                  CMS South Miami Rehab, Inc. (DE)(FL)
                  CMS Sportsmed Clinic, Inc. (DE)(CA)
                  CMS Topeka Rehabilitation, Inc. (DE)(KS)
                  CMS Tri-Cities Rehabilitation Hospital, Inc. (DE)(TN)
                  CMS Wichita Rehabilitation, Inc. (DE)(KS)
                  CMS WorkAble, Inc. (DE) (AZ)(CA)(LA)(TX)
                  CMS WorkAble of Paragould, Inc. (DE)(AR)
                  CMS Worknet of Baton Rouge, Inc. (DE)(LA)
                  CMSI Systems of Texas, Inc. (TX)
                  Colorado Outpatient Centers, Inc. (DE)(CO)
                  Continental Medical of Arizona, Inc. (DE)(AZ)
                  Continental Medical of Colorado, Inc. (DE)(CO)
                  Continental Medical Systems of Florida, Inc. (FL)
                  Continental Medical of Kentucky, Inc. (DE)(KY)
                  Continental Medical of Palm Beach, Inc. (DE)(FL)
                  Continental Rehab of W.F., Inc. (TX)
                  Continental Rehabilitation Hospital of Arizona, Inc. (DE)(AZ) Contra Costa Rehab Clinic, Inc. (DE)
                  Fairland Nursing and Retirement Home, Inc. (DE)(MD)
                  Great Plains Rehabilitation Hospital, Inc. (DE)(KS)
                  HCA Wesley Rehabilitation Clinic of Liberal, Inc. (DE)(KS)
                  HCA Wesley Rehabilitation Hospital, Inc. (DE)(KS)
                  Hialeah Convalescent Centers, Inc. (FL)
                  Indiana Outpatient Centers, Inc. (DE)(IN)
                  Innovative Health Alliances, Inc. (DE)(FL)(IN)(KS)(KY)(MO)(TN)
                    (TX)
                  K.C. Rehabilitation Hospital, Inc. (DE)(KS)(MO)(50%)
                  Kansas Outpatient Centers, Inc. (DE)(KS)
                  Kansas Rehabilitation Hospital, Inc. (DE)(KS)(60%)
                  Kentfield Hospital Corporation (CA)
                  Kokomo Rehabilitation Hospital, Inc. (DE)(IN)
                  Lafayette Rehabilitation Hospital, Inc. (DE)(LA)
                  Louisiana Outpatient Centers, Inc. (DE)(LA)
                  Maryland Rehabilitation Hospital, Inc. (DE)
                  Medical Management Associates, Inc. (CA)
                           Mancor Medical Management Company, Inc. (CA)
                  Mid-America Outpatient Centers, Inc. (DE)(KS)
                  National Physicians Equity Corporation (CA)
                  Nevada Rehabilitation Hospital, Inc. (DE)(NV)
                  North Louisiana Rehabilitation Center, Inc. (LA)
                  Northeast Arkansas Rehabilitation Unit, Inc. (AR)
                  Northeast Oklahoma Rehabilitation Hospital, Inc. (DE)(OK) Northern Virginia Rehabilitation Hospital, Inc. (DE)(VA)
                  The Nursing Home at Chevy Chase, Inc. (DE)(MD)


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                  Palm Springs Rehabilitation Hospital, Inc. (DE)(CA)
                  Park Manor Nursing Home, Inc. (DE)(NJ)
                  RCM Management Company, Inc. (DE)(MA)
                  Rehab Concepts Corp. (DE)(CA)(FL)(IN)(LA)(NV)(OK)(TX)
                  Rehab Resources, Inc. (DE)(CT)(NJ)(NY)
                  Rehabilitation Hospital of Colorado Springs, Inc. (DE)(CO) Rehabilitation Hospital of Fort Wayne, Inc. (DE)(IN) Rehabilitation Hospital of Nevada - Las Vegas, Inc. (DE)(NV) Rehabilitation Hospital of Plano, Inc. (TX)
                  Romano Rehabilitation Hospital, Inc. (TX)
                  SD Acquisition Corporation (DE)(CA)
                  SD Partners, Inc. (DE)
                  SelectRehab, Inc. (DE)(AZ)(AR)(CA)(CT)(FL)(IN)(LA)(MD)(MI)(MS)
                           (NM)(OH)(OK)(PA)(TN)(TX)
                  Sherwood Rehabilitation Hospital, Inc. (DE)(AR)
                  Sierra Pain and Occupational Rehabilitation Center, Inc. (DE)
                           (NV)
                  Southeast Texas Rehabilitation Hospital, Inc. (TX)
                  Tarrant County Rehabilitation Hospital, Inc. (TX)
                  Terre Haute Rehabilitation Hospital, Inc. (DE)(IL)(IN)
                  Texas Hospital Partners, Inc. (DE)
                  Tulsa Rehabilitation Hospital, Inc. (DE)(OK)
                  Tyler Rehabilitation Hospital, Inc. (TX)
                  Western Neuro Care, Inc. (DE)(CA)
                           Western Neurologic Residential Centers (CA)
                  Western Neuro Residential, Inc. (DE)(CA)
                  Wichita Falls Rehabilitation Hospital, Inc. (TX)
                  Wilson Lane Holdings, Inc. (DE)
         Desert Corporation (NV)
         Eagle Rehab Corporation (DE)(AZ)(AR)(CA)(CO)(FL)(IL)(IN)(KS)(LA)(MD)
                  (MI)(MS)(NV)(OH)(OR)(PA)(TX)(VA)(WA)
                  Fankhauser Physical Therapy Orthopedic & Sports
                     Rehabilitation, Inc. (WA)
                  Northwestern Sports Clinic, Inc. (WA)
                  Physical Therapy & Athletic Rehabilitation Associates, Inc.
                     (WA)
                  Physical Therapy Specialties, Inc. (WA)
                  Sampson & Delilah, Inc. (WA)
                  Spokane Associated Physical Therapists, Inc. (WA)
                  Spokane Sports & Orthopedic Therapy, Inc. (WA)
                   & Sports Medicine, Inc. (DE)(FL)(MS)(OR)(WA)
                           Dade Physical Therapy Rehab, Inc. (FL)
                           Leeward Back and Neck, Inc. (HI)
                           Longview Physicians Physical Therapy Service, Inc.
                              (WA)
                           Pacific Rehab of Alabama, Inc. (AL)
                           Pacific Rehab of Mississippi, Inc. (MS)
                           PR Acquisition Corporation (CA)(NV)
                  The Rehab Group, Inc. (TN)(AL)(AR)(GA)(KY)(MS)(VA)
                           The Rehab Clinic Richmond, Inc. (VA)
                           The Rehab Group - Brunswick, Inc. (TN)
         Eagle Rehab Corporation (WA)(WA)(ID)
         Great Eastern Nursing Corp. (TX)(NJ)
         Greenery Securities Corp. (DE)(MA)
         HHC Acquisition Corp. (DE)(NM)(TX)
         HHC Nursing Facilities, Inc. (DE)(ID)(NM)(OK)(TX)
         Home Care Management Corp. (NV)
         Home Health Associates, Inc. (NV)
         Horizon Assisted Living Services, Inc. (DE)(TX)
         Horizon Facilities Management, Inc. (DE)(MI)(OK)(TX)


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         Horizon Holding, Inc. (DE)(KS)(NM)
         Horizon Hospice Care, Inc. (DE)(LA)(MA)(MI)(NV)(NM)(NC)(OH)(OK)(PA)(TX) Horizon Management Holding, Inc. (DE)(NM)
         Horizon Medical Management, Inc. (DE)(FL)
                  Orthopaedic Associates of Broward, Inc. (FL)
         Horizon Medical Specialties, Inc. (DE)(AR)(FL)(KY)(LA)(MA)(MI)(MT)(NV)
                  (NM)(OH)(TN)(TX)
         Horizon MDS Corporation (DE)(NV)(NM)
         Horizon Sleep Diagnostics Corporation (DE)(NV)(NM)(TN)(TX)
         Horizon Therapy Holdings, Inc. (DE)
                  CMS Therapies Provider, Inc. (NC)(AL)(AR)(CA)(FL)(GA)(IL)(IN)
                           (IA)(KS)(KY)(LA)(MD)(MI)(MS)(MO)(NC)(OH)(PA)(SC)(TN)
                           (TX)(VA)(WI)
                           Baton Rouge Rehab, Inc. (DE)(LA)(MS)
         Hospital HomeCare Corporation (TX)
         Intra-City Enterprises, Inc. (OH)
         Medical Innovations, Inc. (DE)(AL)(AR)(FL)(IL)(LA)(OK)(TX)
                  Medical Innovations (Texas), Inc. (TX)
                           Medical Innovations of New Jersey, Inc. (DE)(NJ)
                  Medical Innovations Hospice, Inc. (TX)
                  Medical Innovations of Virginia, Inc. (TX)(VA)
                  PRN Home Health Care, Inc. (NV)(CA)
         Midwest Regional Rehabilitation Center, Inc. (DE)(MI)(NM)
         Nevada Home Care Partners, Inc. (NV)
         Northwest Arkansas Physical Therapy, Inc. (TN)(AR)
         Nurses PRN of Virginia, Inc. (TX)(VA)
         Nursing Innovations, Inc. (TX)
         Orange Rehabilitation Hospital, Inc. (DE)(CA)
         Physicians Hospital for Extended Care (NV)
         Physician's Visiting Nurses Services, Inc. (TX)
         San Jacinto Management Company (TX)
         Southern Nevada Hospice, Inc. (NV)
         Vegas Valley Convalescent Center, Inc. (NV)
The Hitchcock Groups, Inc. (IN)
Lakeshore System Services of Florida, Inc. (FL)
MCA Sports of Amarillo, Inc. (TX)
National Imaging Affiliates, Inc. (DE)(TN)
         Heritage Medical Services of South Carolina, Inc. (SC)
         National Imaging Affiliates of Fayetteville, Inc. (TN)(NC)
                  (NIA is 80% stockholder)
         National Imaging Affiliates of Indian River, Inc. (TN)(FL)
                  Heritage Medical Services of Florida, Inc. (FL)
         San Angelo Imaging Affiliates, Inc. (TX)
         National Imaging Affiliates of Washington, Inc. (TN)(WA)
         NIA Cancer Treatment Center, Inc. (TN)(TX)
         Paces Imaging, Inc. (GA)
National Surgery Centers, Inc. (DE)(IL)
         Bettom Medical Management, Inc. (CT)
         Connecticut Surgical Center, Inc. (CT)
         Endoscopy Center Affiliates, Inc. (DE)(CA)(IL)(TX)
         KPSC, Inc. (WA)
         National Surgery Centers - Bakersfield, Inc. (CA)
         National Surgery Centers - Santa Monica, Inc. (CA)
         Northern Rockies Surgicenter, Inc. (MT)
                  Eye Microsurgery Center, Inc. (MT)
         Northwestern Memorial/HEALTHSOUTH Sports Medicine and Rehabilitation
                                Center, Inc. (IL)


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         NSC Atlanta, Inc. (DE)(GA)
         NSC Auburn, Inc. (CA)
         NSC Brownsville, Inc. (TX)
         NSC Channel Islands, Inc. (CA)
         NSC Connecticut, Inc. (CT)
         NSC Dallas, Inc. (TX)
         NSC Edmond, Inc. (OK)
         NSC Elizabethtown, Inc. (KY)
         NSC Fayetteville, Inc. (NC)
         NSC Greensboro, Inc. (NC)
         NSC Greensboro West, Inc. (NC)
         NSC Houston, Inc. (TX)
         NSC Jacksonville, Inc. (FL)
         NSC Kent, Inc. (OH)
         NSC Lancaster, Inc. (CA)
         NSC Las Vegas, Inc. (NV)
         NSC Las Vegas East, Inc. (NV)
         NSC Manahawkin, Inc. (NJ)
         NSC Miami, Inc. (FL)
         NSC Midwest City, Inc. (OK)
         NSC Norman, Inc. (OK)
         NSC Oklahoma City, Inc. (OK)
         NSC Phoenix, Inc. (AZ)
         NSC Port St. Lucie, Inc. (FL)
         NSC Provo, Inc. (UT)
         NSC Sarasota, Inc. (DE)(FL)
         NSC Seattle, Inc. (WA)
         NSC St. Augustine, Inc. (FL)
         NSC Upland, Inc. (CA)
         Walk-In And Out Surgery Center, Inc. (KY)
NovaCare SMC, Inc. (MD)
OccMed Holding Corporation (DE)
Orthopaedic Surgeons, Inc. (DE)(VA)
Physical Therapeutix, Inc. (MI)
Physician Practice Management Corporation (DE)(AL)(FL)(VA)
Professional Sports Care Management, Inc. (DE)(CT)(NJ)(NY)
         Ortho Network Services, Inc. (NY)
Professional Therapy Systems, Inc. (TN)
ReadiCare, Inc. (DE) (CA)
         CHEC Medical Centers, Inc. (WA)
Rebound, Inc. (DE)(AL)(FL)(GA)(LA)(MO)(OH)(SC)(TN)(TX)(WV)
Rehabilitation Hospital Corporation of America, Inc. (DE)(IN)(MD)(PA)((TX)
            (VA)(WV)
Source Medical Solutions, Inc. (DE)(AL)(CA)
South Florida Orthopaedics, Inc. (FL)
Surgery Center Holding Corporation (DE)(IL)(LA)(NC)
         Birmingham Outpatient Surgical Center, Inc. (AL)
         Chiron, Inc. (NV)
         HEALTHSOUTH S.C. of Charlotte, Inc. (DE)(NC)
         HEALTHSOUTH S.C. of Greensboro, Inc. (DE)(NC)
         HEALTHSOUTH S.C. of Hickory, Inc. (DE)(NC)
         HEALTHSOUTH S.C. of Southern Pines, Inc. (DE)(NC)
         Lakeland Physicians Medical Building, Inc. (MS)
         Northwest Surgicare, Inc. (DE)(IL)
         St. Cloud Surgical Center, Inc. (MN)
         Surgery Center of Des Moines, Inc. (IA)
         Surgicare of Belleville, Inc. (IL)


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         Surgicare of Gulfport, Inc. (MS)
         Surgicare of Jackson, Inc. (MS)
         Surgicare of Joliet, Inc. (IL)
         Surgicare of Laguna Hills, Inc. (CA)
         Surgicare of La Veta, Inc. (CA)
         Surgicare of Minneapolis, Inc. (MN)
         Surgicare of Mississippi, Inc. (MS)
         Surgicare of Mobile, Inc. (AL)
         Surgicare of Oceanside, Inc. (CA)
         Surgicare of Orange, Inc. (CA)
         Surgicare of Owensboro, Inc. (KY)
         Surgicare of Reno, Inc. (NV)
         Surgicare of Salem, Inc. (OR
         Surgicare Outpatient Center of Baton Rouge, Inc. (LA) SurgiCenters of Southern California, Inc. (CA) Surgical Center of Wichita Falls, Inc. (TX)
         Waco Outpatient Surgical Center, Inc. (TX)
         Woodward Park Surgicenter, Inc. (CA)
Surgical Care Affiliates, Inc. (DE)(AL)(TN)(PA)
         Alaska Surgery Center, Inc. (AK)
         All-Care Surgery Center, Inc. (MD)
         Aurora-SC, Inc. (CO)
         Bakersfield-SC, Inc. (TN)(CA)
         Camp Hill-SCA Centers, Inc. (PA)
         The Center for Day Surgery, Inc. (AR)
         Charlotte-SC, Inc. (NC)
         Chattanooga-SC, Inc. (TN)
         Coral Springs-SC, Inc. (TN)(FL)
         El Paso-SC, Inc. (TX)
         Fort Worth-SC, Inc. (TX)
         Glenwood-SC, Inc. (TN)(CA)
         Golden-SCA, Inc. (CO)
         Greenpark Surgery Center, Inc. (TX)
         Greenville Surgery Center, Inc. (TX)
         HEALTHSOUTH-Montgomery, Inc. (TN)(OH)
         HEALTHSOUTH Oak Leaf Surgery Center, Inc. (DE)(WI) HEALTHSOUTH of Easton, Inc. (DE)(MD)
         HEALTHSOUTH of Whitehall, Inc. (TN)(OH)
         HEALTHSOUTH P.M.C. of Sacramento, Inc. (DE)(CA) HEALTHSOUTH S.C. of Aiken, Inc. (DE)(SC)
         HEALTHSOUTH S.C. of Alhambra, Inc. (DE)(CA)
         HEALTHSOUTH S.C. of Arrowhead Park, Inc. (DE)(OH) HEALTHSOUTH S.C. of Aventura, Inc. (DE)(FL) HEALTHSOUTH S.C. of Bluefield, Inc. (DE)(VA) HEALTHSOUTH S.C. of Cape Girardeau, Inc. (DE)(MO)
                  Missouri Surgery Center, Inc. (MO)
         HEALTHSOUTH S.C. of Cleveland, Inc. (DE)(OH)
         HEALTHSOUTH S.C. of Colorado Springs, Inc. (DE)(CO) HEALTHSOUTH S.C. of Columbus, Inc. (DE)(OH) HEALTHSOUTH S.C. of Cullman, Inc. (DE)(AL) HEALTHSOUTH S.C. of D.C., Inc. (DE)(DC)
         HEALTHSOUTH S.C. of East Rutherford, Inc. (DE)(NJ) HEALTHSOUTH S.C. of Eldersburg, Inc. (DE)(MD) HEALTHSOUTH S.C. of Ellicott City, Inc. (DE)(MD) HEALTHSOUTH S.C. of Henderson, Inc. (DE)(NV) HEALTHSOUTH S.C. of Homewood, Inc. (DE)(AL)

         HEALTHSOUTH S.C. of Huntington Beach, Inc. (DE)(CA) HEALTHSOUTH S.C. of Kendall, Inc. (DE)(FL)
         HEALTHSOUTH S.C. of Kirkwood, Inc. (DE)(MO)
         HEALTHSOUTH S.C. of Maui, L.P. (TN)(HI)
         HEALTHSOUTH S.C. of Montgomery, Inc. (DE)(OH)
         HEALTHSOUTH S.C. of Moore County, Inc. (DE)(NC)
         HEALTHSOUTH S.C. of Muskogee (DE)(OK)
         HEALTHSOUTH S.C. of New Jersey, Inc. (DE)(NJ)
         HEALTHSOUTH S.C. of Norwalk, Inc. (DE)(CT)
         HEALTHSOUTH S.C. of Odessa, Inc. (DE)(TX)
         HEALTHSOUTH S.C. of Park City, Inc. (DE)(UT)
         HEALTHSOUTH S.C. of Pinole, Inc. (DE)(CA)
         HEALTHSOUTH S.C. of Portland, Inc. (DE)(OR)
         HEALTHSOUTH S.C. of Riverside, Inc. (DE)(CA)
         HEALTHSOUTH S.C. of Riverton, Inc. (DE)(WY)
         HEALTHSOUTH S.C. of San Angelo, Inc. (DE)(TX)
         HEALTHSOUTH S.C. of San Marcos, Inc. (DE)(TX)
         HEALTHSOUTH S.C. of Santa Monica, Inc. (DE)(CA)
         HEALTHSOUTH S.C. of Scottsdale-Bell Road, Inc. (DE)(AZ) HEALTHSOUTH S.C. of South Texas, Inc. (DE)(TX)
         HEALTHSOUTH S.C. of Tampa, Inc. (DE)(FL)
         HEALTHSOUTH S.C. of Waco, Inc. (DE)(TX)
         HEALTHSOUTH S.C. of Wilkes-Barre, Inc. (DE)(PA)
         HEALTHSOUTH S.C. of Ygnacio Valley, Inc. (DE)(CA)
         HEALTHSOUTH Surgery Center of Alamo Heights, Inc. (DE)(TX) HEALTHSOUTH Surgery Center of Baltimore, Inc. (DE)(MD) HEALTHSOUTH Surgery Center of Baton Rouge, Inc. (DE)(LA) HEALTHSOUTH Surgery Center of Clearwater, Inc. (DE)(FL) HEALTHSOUTH Surgery Center of Columbus, Inc. (DE)(OH) HEALTHSOUTH Surgery Center of Crestview, Inc. (DE)(FL) HEALTHSOUTH Surgery Center of Dayton, Inc. (DE)(OH) HEALTHSOUTH Surgery Center of Fairfield, Inc. (DE) HEALTHSOUTH Surgery Center of Kenosha, Inc. (DE)(WI) HEALTHSOUTH Surgery Center of Louisville, Inc. (DE)(KY) HEALTHSOUTH Surgery Center of Loveland, Inc. (DE)(CO) HEALTHSOUTH Surgery Center of New Jersey, Inc. (DE)(NJ) HEALTHSOUTH Surgery Center of Pecan Valley, Inc. (DE)(TX) HEALTHSOUTH Surgery Center of Pinellas Park, Inc. (DE)(FL) HEALTHSOUTH Surgery Center of Reading, Inc. (DE)(PA) HEALTHSOUTH Surgery Center of San Buenaventura, Inc. (DE)(CA) HEALTHSOUTH Surgery Center of Scottsdale, Inc. (DE)(AZ) HEALTHSOUTH Surgery Center of Spokane, Inc. (DE)(WA) HEALTHSOUTH Surgery Center of Springfield, Inc. (DE)(OH) HEALTHSOUTH Surgery Center of Summerlin, Inc. (DE)(NV) HEALTHSOUTH Surgery Center of Toledo, Inc. (DE)(OH) HEALTHSOUTH Surgery Center of West Columbus, Inc. (DE) HEALTHSOUTH Surgery Center of Westerville, Inc. (DE) HEALTHSOUTH Surgery Center of Westlake, Inc. (DE)(OH) HEALTHSOUTH Surgery Center of Wilmington, Inc. (DE) Knoxville-SCA Surgery Center, Inc. (TN)
         Lancaster Medical Centre, Inc. (PA)
         Lancaster Surgical Center, Inc. (PA)
         Lexington-SC, Inc. d/b/a Lexington-SC Partners, Ltd. (KY) Lexington-SC Properties, Inc. (KY)
         Little Rock-SC, Inc. (AR)
         Louisville-SC Properties, Inc. (KY)

         Maryland-SCA Centers, Inc. (MD)
         Nashville-SCA Surgery Centers, Inc. (TN)
         Oshkosh-SCA Surgery Center, Inc. (WI)
         Pueblo-SCA Surgery Center, Inc. (CO)
         Redlands-SCA Surgery Centers, Inc. (CA)
         San Antonio Surgery Center, Inc. (TX)
         San Luis Obispo-SC, Inc. (TN)
         SC-Wilson, Inc. (NC)
         SCA-Albuquerque, Inc. (NM)
         SCA-Albuquerque Surgery Properties, Inc. (NM)
         SCA-Arlington Surgery, Inc. (TX)
         SCA-Blue Ridge, Inc. (TN)(NC)
         SCA Cabell Development Corporation (WV)
         SCA Cabell, Inc. (WV)
         SCA-Charleston, Inc. (SC)
         SCA-Citrus, Inc. (TN)(FL)
         SCA-Colorado Springs, Inc. (CO)
         SCA-Conroe, Inc. (TN)(TX)
         SCA-Dalton, Inc. (TN)
         SCA-Development, Inc. (TN)(MO)
         SCA-Dothan, Inc. (TN)(AL)
         SCA-Dover, Inc. (DE)
         SCA-Eugene, Inc. (TN)(OR)
         SCA-Evansville, Inc. (IN)
         SCA-Florence, Inc. (TN)(AL)
         SCA-Fort Collins, Inc. (CO)
         SCA-Fort Walton, Inc. (TN)(FL)
         SCA-Ft. Myers, Inc. (FL)
         SCA-Gadsden, Inc. (AL)
                  Gadsden Surgery Center, Inc. (AL)
         SCA-Gainesville, Inc. (TN)(GA)
         SCA-Green River, Inc. (TN)(WA)
         SCA-Hamilton Development Corp. (TN)
         SCA-HHI, Inc. (TN)
                  Health Horizons of San Francisco, Inc. (TN)(CA)
                  SCA-Greenville East, Inc. (TN)(SC)
         SCA-Honolulu, Inc. (TN)(HI)
         SCA-Indianapolis, Inc. (IN)
         SCA Investment Company (NV)
         SCA-Knoxville/St. Mary's, Inc. (TN)
         SCA-Lake Forest, Inc. (TN)(LA)
         SCA-Little Rock Development Corp. (AR)
         SCA-Mecklenberg Development Corp. (NC)
         SCA-Mobile, Inc. (AL)
         SCA-Mobile Properties, Inc. (AL)
         SCA-Mt. Pleasant, Inc. (TN)(PA)
         SCA-North Indianapolis, Inc. (IN)
         SCA-Ohio Valley, Inc. (TN)
         SCA-Paoli, Inc. (TN)(PA)
         SCA-Plano, Inc. (TX)
         SCA-Roseland, Inc. (NJ)
         SCA-San Jose, Inc. (CA)
         SCA-San Luis Obispo, Inc. (CA)
         SCA-Santa Rosa, Inc. (TN)(CA)(NV)
         SCA-Sarasota, Inc. (FL)
         SCA-Shelby Development Corp. (TN)

         SCA-South Jersey, Inc. (NJ)
         SCA-St. Joseph Missouri, Inc. (TN)(MO)
         SCA-St. Petersburg, Inc. (FL)
         SCA-Tampa, Inc. (FL)
         SCA-Ukiah, Inc. (TN)(CA)
         SCA-Wausau, Inc. (TN)(WI)
         SCA-Winter Park, Inc. (TN)(FL)
         SCA-Yuma, Inc. (TN)(AZ)
         Scranton-SC, Inc. (PA)
         Shelby Surgery Properties, Inc. (TN)
         Springfield-SC, Inc. (MA)
         Surgery Center of Louisville, Inc. (KY)
         Surgical Services of Sarasota, Inc. (FL)
         Wauwatosa Outpatient Surgery Center, Inc. (WI)
Surgical Health Corporation (DE)(AL)(ID)(MO)
         Healthcare Real Estate Holdings II, Inc. (GA)(MO) HEALTHSOUTH Salt Lake Surgical Center, Inc. (DE)(UT) Heritage Medical Services of Maryland, Inc. (TN)(MD) Heritage Medical Services of Texas, Inc. (TX)
         HSC of Beaumont, Inc. (TN)(TX)
         HSC of Boca Raton, Inc. (FL)
         HSC of Bradenton, Inc. (TN)(FL)
         HSC of Chesapeake, Inc. (TN)
         HSC of Cincinnati, Inc. (TN)(OH)
         HSC of Clarksville, Inc. (TN)
         HSC of Ft. Pierce, Inc. (GA)(FL)
         HSC of Gulf Coast, Inc. (TN)
         HSC of Houston, Inc. (TN)(TX)
         HSC of Nashville, Inc. (TN)
         HSC of Southwest Houston, Inc. (TN)(TX)
         HSC of Vero Beach, Inc. (TN)(FL)
         HVPG of California, Inc. (CA)
                  La Jolla Health Systems, Inc. (CA)
         Midwest Anesthesia, Inc. (MO)(IL)
         Newport Beach Health Systems, Inc. (CA)
         North County Outpatient Management, Inc. (GA) Outpatient Surgery Center, Inc. (MO)
         SHC Atlanta, Inc. (GA)
         SHC Austin, Inc. (GA)
         SHC Central Florida, Inc. (GA)(FL)
         SHC Gwinnett, Inc. (GA)
         SHC Hawthorn, Inc. (GA)(IL)
         SHC Management Corporation (GA)(AZ)(FL)(IL)(MO)(OK)(TX) SHC Melbourne, Inc. (GA)(FL)
         SHC Midwest City, Inc. (GA)(OK)
         SHC North Dade, Inc. (GA)(FL)
         SHC Oakwater, Inc. (GA)(FL)
         SHC Oklahoma City, Inc. (GA)(OK)
         SHC San Diego, Inc. (GA)(CA)
         SHC Tri-County, Inc. (GA)(MO)
         SHC West County, Inc. (GA)
         South County Outpatient Management, Inc. (MO)
         Surgical Health of Orlando, Inc. (FL)
         Surgical Health of of San Antonio, Inc. (TX)

         Tesson Ferry Anesthesia, Inc. (MO)
         Tesson Ferry Recovery, Inc. (MO)
         Tesson Ferry Medical Management, Inc. (MO)
         The Woodlands Surgery Systems, Inc. (DE)(TX)
Sigma Health Properties, Inc. (FL)
The Company Doctor (DE)(AR)(TX)
         Emergency Occupational Physician's Services, Inc. (TX)
         Andicare, Inc. (LA)
Tuckahoe Surgery Center, Inc. (VA)
West Virginia Rehabilitation Hospital, Inc. (WV)


                           Limited Liability Companies
                           ---------------------------

AnMed Enterprises, Inc./HEALTHSOUTH, L.L.C. (SC)
         (Members:         AnMed Enterprises, Inc./HEALTHSOUTH Corporation)
BJC/HEALTHSOUTH Rehabilitation Center, L.L.C. (MO)
         (Member:    HEALTHSOUTH Corporation)
Cape Fear Laser Eye Center, L.L.C. (NC)
         (Member:    Fayetteville Ambulatory Surgery Center Limited Partnership)
Caremark Center for Physical Therapy - Forest Grove, L.L.C. (DE)(IL)
Caremark Center for Physical Therapy - Willowbrook, L.L.C. (DE)(IL)
Chesapeake Diagnostic Imaging Centers, LLC (AL)(VA)
         (Member:    Diagnostic Health Corporation)
Dallas Pain Management, L.L.C. (GA)(CA)
         (Member:    Danville Surgery Center, L.P.
                     East Bay Spine Center Medical Group, Inc.)
DHC of Washington, L.L.C. (AL)(DC)(MD)(VA)
         (Member:    Diagnostic Health Corporation
                     David A. Jayne)
Empire Health Services/HEALTHSOUTH Rehabilitation Centers, L.L.C.
         (Member:    HEALTHSOUTH Orthopedic Services, Inc.)
Endoscopy Partnership, L.L.C. (CA)
         (Members:   Physicians Surgery Center/Endoscopy Affiliates, Inc.)
Fort Walton Beach Diagnostic Center, L.L.C. (AL)(FL)
         (Members:   Diagnostic Health Corporation
                     Fort Walton Beach Medical Center, Inc.)
GFI Enterprises L.L.C. (AL)
         (Member:    HEALTHSOUTH Corporation)
Healthfirst Center, L.L.C. (AR)
         (Member:    The Company Doctor)
HEALTHSOUTH/ACS Fitness, L.L.C. (AL)
         (Member:    HEALTHSOUTH Corporation
                     American Club Wellness, Inc.)
HEALTHSOUTH/Baptist Health Sports Medicine and Rehabilitation Center, L.L.C.
(AL)     (Member:    Holdings Holdings, Inc.
                     Baptist Outreach Services Corporation)
HEALTHSOUTH Bluefield Joint Venture, LLC (TN) (VA)
         (Members:   HEALTHSOUTH S.C. of Bluefield, Inc. (51%);
                     Bluefield Regional Medical Center (49%))
HEALTHSOUTH Clinical Research, L.L.C. (AL) (CO)(FL)(IL)(MA)(MO)(NH)(NJ)
(NV)(PA)(TX)
         (Member:    HEALTHSOUTH Corporation)
HEALTHSOUTH/Deaconess L.L.C. (IN)
         (Member:    HEALTHSOUTH Tri-State Regional Rehabilitation Hospital
                     Limited Partnership and Deaconess Hospital, Inc.)

HEALTHSOUTH Deaconess Joint Venture, LLC (OH)
         (Member:    HEALTHSOUTH S.C. of Montgomery, Inc.
HEALTHSOUTH Diagnostic Center of Hilton Head, LLC(TN) (SC)
         (Member:    Diagnostic Health Corporation)
HEALTHSOUTH Empire Health Services Diagnostic Ventures, LLC (WA)
HEALTHSOUTH/GHS Limited Liability Company (PA)
         (Member:    HEALTHSOUTH Corporation
                     Geisinger Medical Center)
                     The Deaconess Enterprises, Inc.)
HEALTHSOUTH/Kerlan-Jobe Surgery Center L.L.C. (CA)
         (Member:    HEALTHSOUTH Surgery Centers-West, Inc.
                     The Kerlan-Jobe Orthopaedic Clinic, a Medical Group, Inc.)
HEALTHSOUTH Leasing Company, L.L.C. (AL) (CA)(GA)(LA)(MA)(PA)(TX)
         (Member:    HEALTHSOUTH Holdings, Inc.
                     HEALTHSOUTH Properties Corporation)
HEALTHSOUTH/Maine Medical Center Limited Liability Company (ME)
         (Member:    HEALTHSOUTH Corporation Maine Medical Center)
HEALTHSOUTH Medical Clinics of Anchorage, L.L.C. (AL)
         (Member:    HEALTHSOUTH Medical Clinic, Inc.)
HEALTHSOUTH Mercy Joint Venture, LLC (PA)
         (Member:    HEALTHSOUTH S.C. of Wilkes-Barre, Inc.)
HEALTHSOUTH/Northwestern Memorial Rehabilitation Center of Chicago, LLC (IL)
         (Member:    HEALTHSOUTH Orthopedic Services, Inc.)
          Member:    Northwestern Memorial Management Corporation)
HEALTHSOUTH Oak Leaf, LLC (WI)
         (Member:    HEALTHSOUTH Oak Leaf Surgery Center, Inc.)
HEALTHSOUTH Open MRI of Fayetteville, L.L.C. (AL) (NC)
         (Member:    Diagnostic Health Corporation)
HEALTHSOUTH Palmetto Richland Gamma Knife, LLC (SC)
         (Member:    HEALTHSOUTH Corporation
                     Richland Memorial Hospital Palmetto Health Alliance)
HEALTHSOUTH Rehabilitation Center of Chicago, LLC (IL)
         (Member:    HEALTHSOUTH Orthopedic Services, Inc.)
HEALTHSOUTH S.C. of Baltimore Joint Venture, LLC (DE) (MD)
         (Member:    HEALTHSOUTH Surgery Center of Baltimore, Inc.)
HEALTHSOUTH Springfield, LLC (TN)(OH)
         (Member:    HEALTHSOUTH Surgery Center of Springfield, Inc.)
HEALTHSOUTH St. Agnes Joint Venture, LLC (MD)
         (Member:    HEALTHSOUTH S.C. of Ellicott City, Inc.
                     St. Agnes Surgery Center, LLC)
HEALTHSOUTH St. Barnabus Joint Venture, LLC (TN) (NJ)
         (Member:    HEALTHSOUTH Surgery Center of New Jersey, L.P.)
HEALTHSOUTH St. Vincent, LLC (OH)
HEALTHSOUTH St. Vincent Joint Venture, LLC (OH)
         (Member:    HEALTHSOUTH Surgery Center of Toledo, Inc.
                     St. Vincent Mercy Medical Center)
HEALTHSOUTH Surgery Center of Colorado Springs, LLC (TN) (CO)
         (Member:    HEALTHSOUTH S.C. of Colorado Springs, Inc.)
HEALTHSOUTH Surgery Center of South Texas, LLC (TN)
         (Member:    HEALTHSOUTH S.C. of South Texas, Inc.)
HEALTHSOUTH Surgical Center of Greensboro, LLC (NC)
         (Member:    NSC of Greensboro, Inc.)
HEALTHSOUTH/UAB Gamma Knife L.L.C. (AL)
         (Member:    HEALTHSOUTH Medical Center, Inc.
                     The Board of Trustees of the University of Alabama)

HEALTHSOUTH U.S. Health West Columbus, LLC (TN) (OH)
         (Member:          HEALTHSOUTH Surgery Center of West Columbus, Inc.)
HEALTHSOUTH U.S. Health Westerville, LLC (TN) (OH)
         (Member:          HEALTHSOUTH Surgery Center of Westerville, Inc.)
HEALTHSOUTH U.S. Health Whitehall, LLC (TN) (OH)
         (Member:          HEALTHSOUTH of Whitehall, Inc.)
HEALTHSOUTH Valley Hospital, LLC (WA)
         (Member:          HEALTHSOUTH Surgery Center of Spokane, Inc.)
HEALTHSOUTH/Woodlands S.C., LLC (TN) (AL)
         (Member:          HEALTHSOUTH S.C. of Cullman, Inc.)
Heritage Park Surgery Center, L.L.C. (OK)
         (Member:          NSC Midwest City, Inc.)
Integricare, LLC (TN)
         (Member:          The Rehab Group, Inc.)
J.C. Blair/HEALTHSOUTH Rehabilitation and Sports Medicine Center, LLC (PA)
         (Member:          HEALTHSOUTH of Altoona, Inc.)
Laparoscopic Center of South Florida L.L.C. (AL) (FL)
         (Member: Physician Practice Management Corporation)
Lattimore Services Organization, LLC (NY)
         (Member:          ASC Network Corporation)
Marion Holdings, LLC (DE) (IL)
         (Member:          Surgery Center Holding Corporation)
Memphis-SP, LLC (TN)
         (Member:          Shelby Surgery Properties, Inc.)
Memphis-SC, LLC (TN)
         (Member:          SCA-Shelby Development Corp.)
Mercy Ambulatory Surgery Center, Ltd. (OH)
         (Member:          Mercy HEALTHSOUTH, Ltd.)
         (joint venture)
Mercy HEALTHSOUTH, Ltd. (OH)
         (Member:          HEALTHSOUTH Surgery Center of Fairfield, Inc.)
Miami Neuroscience Center, L.L.C. (AL)
         (Member:          Physician Practice Management Corporation)
MPEU, L.L.C. (OK)
         (Member:          NSC Norman, Inc.)
National Imaging Affiliates of San Angelo, L.L.C. (TN)(TX)
         (Members:         San Angelo Imaging Affiliates, Inc. - 90%
                           Diagnostic Health Corporation - 10%)
North Indianapolis, LLC (TN)(IN)
         (Class A Member:                   SCA-North Indianapolis, Inc.
         Class B Member:                    HEALTHSOUTH Corporation)
Ohio Valley Joint Venture, LLC (TN)
         (Member:          SCA-Ohio Valley, Inc.)
OrthoNet LLC (NY)
         (Member:          Ortho Network Services, Inc.)
Orthopaedic Institute of South Florida, L.L.C. (AL)
         (Member:          Physician Practice Management Corporation)
Piedmont HEALTHSOUTH Rehabilitation, LLC (SC)
         (Member:          HEALTHSOUTH Corporation 97.5%)
Poplar Creek Surgical Center, LLC (IL)
         (Member:          ASC Network Corporation)
Professional Work Care, L.L.C. (NY)
         (Member:          Professional Sports Care Management, Inc.)
Progressive RGA LLC GA)
         (Member:          The Rehab Group, Inc.)
Pro Fitness, L.L.C. (NY)

         (Member:          Professional Sports Care Management, Inc.)
RadioSurgery Ventures, L.L.C. (AL)
         (Member:          HEALTHSOUTH Corporation 55%/
                           NeuroSource, Inc. 45%)
Rehabilitation Hospital of North Alabama, L.L.C. (AL)
         (Member:          HEALTHSOUTH Corporation/The Health
                           Care Authority of the City of Huntsville)
Rehabilitation Hospital of Phenix City, L.L.C. (AL)
         (Members:         HEALTHSOUTH Corporation; Columbus Healthcare
                           Resources, Inc.)
The Rehab Group - Clarksdale, LLC (MS)
         (Member:          The Rehab Group, Inc.)
The Rehab Group Murfreesboro, LLC (TN)
         (Member:          The Rehab Group, Inc.)
Real Estate Investment of Indiana, L.L.C. (IN)
         (Member:          ASC Network Corporation)
Rusk Rehabilitation Center, L.L.C. (MO)
         (Member:          HEALTHSOUTH Corporation
                           The Curators of the University of Missouri)
Saint Barnabas/HEALTHSOUTH Rehabilitation Center, L.L.C.) (NJ)
         (Member:          HEALTHSOUTH Corporation)
SCA-Dalton Joint Venture, LLC (TN) (GA)
         (Member:          SCA-Dalton, Inc.)
SCA/Deaconess Joint Venture, LLC (TN)(IN)
         (Member:          SCA-Evansville, Inc.)
SCA/Ft. Myers, LLC (TN)(FL)
         (Member:          SCA-Ft. Myers, Inc.)
SCA-Knoxville Joint Venture, LLC (TN)
         (Member:          SCA-Knoxville/St. Mary's, Inc.)
SCA/McKenzie Joint Venture, LLC (TN)(OR)
         (Member:          SCA-Eugene, Inc.)
SCA-MH, LLC (TN)(PA)
         (Member:          Scranton-SC, Inc.)
SCA-Northeast Georgia Health, LLC (TN) (GA)
         (Member:          SCA-Gainesville, Inc.)
SCA-Ukiah Joint Venture, LLC (TN)(CA)
         (Member: SCA-Ukiah, Inc.)
Seattle Surgery Center Joint Venture, LLC (TN)(WA)
         (Members:         NSC Seattle, Inc. (41.37%);
                           The Orthopedic Institute of Seattle, LLC (58.63%))
South Florida Children's Center, L.L.C. (AL)
         (Member:          Physician Practice Management Corporation)
Southern Ocean Surgery Center, L.L.C. (NJ)
         (Member:          NSC Manahawkin, Inc.)
Sports Medicine Institute, L.L.C. (AL)
         (Member:          Physician Practice Management Corporation)
St. Louis Regional Gamma Knife, LLC (MO)
         (Member: HEALTHSOUTH Corporation)
St. Paul & Biddle Medical Associates LLC (MD)
         (Member:          Pacific Rehabilitation & Sports Medicine, Inc.)
Surgery Center of Edmond, L.L.C. (OK)
         (Member:          NSC Edmond, Inc.)
Surgery Center of Fort Collins, L.L.C. (CO)
         (Member:          SCA-Fort Collins, Inc. - 25%)
Surgical Hospital of Oklahoma, L.L.C. (OK)
         (Member:          NSC Oklahoma City, Inc.)

University of Virginia/HEALTHSOUTH L.L.C. (VA)
         (Member:         HEALTHSOUTH Corporation
                          The Rector and Visitors of the University of Virginia)
Utah County Management Service Organization, L.L.C. (UT)
         (Member:         NSC Provo, Inc.)
Van Matre Rehabilitation Center LLC (IL)
         (Members:        HEALTHSOUTH Corporation
                          Rockford Health System Ventures, LLC)
Wilmington Surgery Center, LLC (DE)
         (Member:         HEALTHSOUTH Surgery Center of Wilmington, Inc.)
Winter Park, LLC (TN)(FL)
         (Member:         SCA-Winter Park, Inc.)
Yuma Rehabilitation Hospital, L.L.C. (AZ)
         (Member:         Yuma Rehabilitation Hospital, Inc.)


                              Limited Partnerships
                              --------------------
                  (HEALTHSOUTH Corporation is GP unless noted)

Alaska Surgery Center, Ltd. (AK)
         (GP - Alaska Surgery Center, Inc.)
Ambulatory Surgical Centre of Miami, Ltd. (FL)
         (GP - NSC Miami, Inc.)
Anderson Magnetic Imaging, Limited Partnership
         (GP - Diagnostic Health Corporation)
Antelope Valley Surgery Center, L.P. (CA)
         (GP - NSC Lancaster, Inc.)
Arapahoe Rehab Associates Limited Partnership (DE)(CO)(GP - CMS Denver
         Rehabilitation, Inc.)
Arcadia Outpatient Surgery Center, L.P. (CA)
         (GP - SurgiCenters of Southern California, Inc.)
Arlington Surgery Center Associates, Ltd. (TX)
         (GP - SCA-Arlington Surgery, Inc.)
Arthroscopic & Laser Surgery Center of San Diego, L.P. (GA)(CA)
         (GP - SHC San Diego, Inc.)
Athens Magnetic Imaging, Ltd.
         (GP -             Diagnostic Health Corporation)
Auburn Outpatient Surgical and Diagnostic Center, A California Limited
         Partnership (CA) (GP - NSC Auburn, Inc.)
Aurora Surgery Center Limited Partnership (CO)(GP - Aurora-SC, Inc.)
Austin Center for Outpatient Surgery, L.P. (GA)(TX)
         (GP - SHC Austin, Inc.)
Bakersfield Physicians Plaza Surgical Center, L.P. (TN)(CA)
         (GP - Bakersfield-SC, Inc.)
Bakersfield Surgery Center, Limited Partnership (CA)(GP - National Surgery
         Centers - Bakersfield, Inc.)
Bayshore Heights Associates Limited Partnership (FL)
         14.7% Advantage Health Corporation)
Beaumont Rehab Associates Limited Partnership (DE)(TX) (GP - Southeast Texas
         Rehabilitation Hospital, Inc.)
Belleville Surgical Center, Ltd. (IL)
         (GP - Surgicare of Belleville, Inc.)
Birmingham Outpatient Surgery Center, Ltd. (AL)
         (GP - Birmingham Outpatient Surgical Center, Inc.)
Blue Ridge Day Surgery Center, L.P. (TN)(NC)
         (GP - SCA-Blue Ridge, Inc.)

Boca Raton Excimer Laser, L.P. (GA)(FL)
         (GP - SHC Boca Raton Laser, Inc.)
B.R.A.S.S. Partnership In Commendam (LA)
         (GP - Surgery Center Holding Corporation)
Caremark-Hoeck Limited Partnership (CA)(GP - HEALTHSOUTH Orthopedic Services,
         Inc.)
Center for Surgery of North Coast L.P., a California Limited Partnership (CA)
         (GP - HVPG of California, Inc.)
Central Arkansas Rehabilitation Associates Limited Partnership (DE)(GP - CMS Sherwood Rehabilitation, Inc.)
Central Florida Outpatient Surgery Center, L.P. (GA)(FL)
         (GP - SHC Central Florida, Inc.)
Central Louisiana Rehab Associates, L.P. (DE)(LA)
         (GP - CMS Alexandria Rehabilitation, Inc.)
Channel Islands Surgicenter, L.P. (CA)
         (GP - NSC Channel Islands, Inc.)
Charleston Surgery Center Limited Partnership (SC)(GP - SCA-Charleston, Inc.) Charlotte Surgery Center, Ltd. (NC)
         (GP - Charlotte-SC, Inc.)
Charlotte Surgery Properties, Ltd. (NC)
         (GP - SCA-Mecklenberg Development Corp.)
Chattanooga Surgery Properties, Ltd., L.P. (TN)
         (GP - SCA-Hamilton Development Corp.)
Chesapeake Lithotripsy Associates, Limited Partnership (MD)(GP - Heritage
         Medical Services of Maryland, Inc.)
Chesapeake Lithotripsy Enterprises, Limited Partnership (MD)
         (GP - Chesapeake Lithotripsy Associates, Limited Partnership) Chesapeake Lithotripsy Partners, Limited Partnership (MD)
         (GP - Chesapeake Lithotripsy Associates, Limited Partnership) Chesapeake Lithotripsy Ventures, Limited Partnership (GA)(MD)
         (GP - Chesapeake Lithotripsy Associates, Limited Partnership) Chesapeake Lithotripsy-West, Limited Partnership (GA)(MD)
         (GP - Chesapeake Lithotripsy Associates, Limited Partnership)
Citrus Regional Surgery Center, L.P. (TN)(FL)
         (GP - SCA-Citrus, Inc.)
Clear Lake Health Associates, Limited Partnership (DE)(GP - CMS Development
         and Management Company, Inc.)
Clear Lake Rehab Associates, L.P. (DE)
         (GP - CMSI Systems of Texas, Inc.)
CMS Rehab of WF, L.P. (DE)(TX)
         (GP - Continental Rehab of W.F., Inc.)
Collin County Rehab Associates Limited Partnership (DE)(TX)(GP -
         Rehabilitation Hospital of Plano, Inc.)
Colorado Springs Surgery Center, Ltd. (CO)
         (GP - SCA-Colorado Springs, Inc.)
Colorado Springs Associates Limited Partnership (DE)(GP - Continental Medical
         of Colorado, Inc.)
Conroe Surgery Center, L.P. (TN)(TX)
         (GP - SCA-Conroe, Inc.)
Coral Springs Surgery Center Limited Partnership (TN)(FL)(GP - Coral
         Springs-SC, Inc.)
Country Club Heights Associates (MA)
         (3.25% Advantage Health Corporation)
Dalton Surgery Center, L.P. (TN)(GA)
         (GP - SCA-Dalton Joint Venture, LLC)

Danville Surgery Center, L.P. (CA)
         (GP - Premier Ambulatory Surgery of Blackhawk, Inc.)
Darlington Magnetic Imaging Limited
         (GP - Diagnostic Health Corporation)
Day Surgery, Ltd. (FL)
         (GP - NSC Port St. Lucie, Inc.)
Desert Surgery Center Limited Partnership (NV)
         (GP - NSC Las Vegas East, Inc.)
DHC of Houston Limited Partnership (AL) (TX)
         (GP - 1% HEALTHSOUTH Corporation)
         (LP - 69% Diagnostic Health Corporation)
Doctors' Hospital of South Miami, Ltd. (FL)
         (GP - Hospital Health Systems, Inc.)
Doctors Surgery Center of Whittier, L.P. (CA)
         (GP - HEALTHSOUTH Surgery Centers-West, Inc.)
East Bay Medical Surgical Center, A California Limited Partnership (CA)(GP
         - Castro Valley Surgery Center, Inc.)
Eau Claire Surgery Center, Limited Partnership (WI)
         (GP - Ambulatory Health Services Associates -
         Partner:  SCA-JV, Inc.)
E.B.S.C., L.P. (CA)
         (GP - HEALTHSOUTH Surgery Centers-West, Inc.)
Emerald Coast Surgery Center, L.P. (TN)(FL)
         (GP - SCA-Fort Walton, Inc.)
Empire Health Services/HEALTHSOUTH Diagnostic Center, L.P. (WA)
         (GP-HEALTHSOUTH Empire Health Services Diagnostic Ventures, LLC) Evansville Surgery Center Associates, L.P. (IN)
         (GP - SCA/Deaconess Joint Venture, LLC)
Exeter Surgery Center, Ltd. (PA)
         (GP - Reading Surgery Center Associates)
               (GP - HEALTHSOUTH Surgery Center of Reading, Inc. and
               St. Joseph Medical Center)
Fayetteville Ambulatory Surgery Center Limited Partnership (NC)(GP - NSC
         Fayetteville, Inc.)
Florence Surgery Center, L.P. (TN)(AL)
         (GP - SCA-Florence, Inc.)
Forest Ambulatory Surgical Associates, L.P. (CA)
         (GP - SCA-San Jose, Inc.)
Fort Smith Outpatient Surgery Center, L.P. (TN)(AR)
         (GP - The Center for Day Surgery, Inc.)
Fort Sutter Surgery Center, a California Limited Partnership (CA)(GP -
         HEALTHSOUTH Surgery Centers-West, Inc.)
Fresno Rehab Associates Limited Partnership (DE)(GP - CMS Fresno
         Rehabilitation, Inc.)
Frost Street Outpatient Surgical Center, L.P. (CA)
         (GP - Frost Street Outpatient Surgical Center, Inc.)
FWSC Endoscopic, Limited Partnership (IN)(GP - Fort Wayne Care Center, Inc.) Gables at Brighton Associates Limited Partnership (NY)(CT)
         (44.5% Advantage Health Corporation)
Gadsden Surgery Center, Ltd. (AL)
         (GP - Gadsden Surgery Center, Inc.)
Gainesville Surgery Center, L.P. (TN)(GA)
         (GP - SCA-Northeast Georgia Health, LLC)

Glenwood Surgical Center, L.P. (CA)
         (GP - Glenwood, SC, Inc.)
Golden Surgery Center, L.P. (CO)
         (GP - Golden-SCA, Inc.)
Golden Triangle SurgiCenter, L.P. (CA)(GP - HEALTHSOUTH Surgery Centers-West,
         Inc.)
Grandview Surgery Center, Ltd. (PA)
         (GP - Camp Hill Ambulatory Centers -
         Partner:  Camp Hill-SCA Centers, Inc.)
Green River Surgery Center, L.P. (TN)(WA)
         (GP - SCA-Green River, Inc.)
Greensboro Specialty Surgery Center, Limited Partnership (NC)(GP - NSC
         Greensboro West, Inc.)
Greenville Surgery Center Limited Partnership (SC)(GP - SCA-Greenville East,
         Inc.)
Greenville Surgery Center, Ltd. (TX)
         (GP - Greenville Surgery Center, Inc.)
Grossmont Surgery Center, L.P. (CA)
         (GP - Medical Surgical Centers of America, Inc.)
Guildford Magnetic Imaging Limited
         (GP - Diagnostic Health Corporation)
Gulf South Outpatient Center L.P. (MS)
         (GP - Surgicare of Gulfport, Inc.)
Gwinnett Center for Outpatient Surgery, L.P. (GA)
         (GP - SHC Gwinnett, Inc.)
Hawthorn Place Outpatient Surgery Center, L.P. (GA)(IL)
         (GP - SHC Hawthorn, Inc.)
HEALTHSOUTH Bakersfield Rehabilitation Hospital Limited Partnership (AL)(CA)
         (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Ballas Outpatient Surgery Center, L.P. (GA)(MO)
         (GP - Outpatient Surgery Center, Inc.)
HEALTHSOUTH/Baptist Rehabilitation Hospital of East Tennessee
  Limited Partnership (AL)(TN)
HEALTHSOUTH Bluefield Joint Venture, L.P. (TN)(VA)
         (GP - HEALTHSOUTH Bluefield Joint Venture, LLC)
HEALTHSOUTH Colorado Springs, L.P. (TN)(CO)
         (GP - HEALTHSOUTH S.C. of Colorado Springs, Inc.)
HEALTHSOUTH Community Surgery Center of Springfield, LP (TN)(OH)(GP -
         HEALTHSOUTH Springfield, LLC)
HEALTHSOUTH Connecticut Surgery Center, Limited Partnership (CT)(GP -
         Connecticut Surgical Center, Inc.)
HEALTHSOUTH Deaconess Surgery Center of Montgomery, L.P. (OH)
         (GP - HEALTHSOUTH Deaconess Joint Venture, LLC)
HEALTHSOUTH Diagnostic Center of Anchorage Limited Partnership (AL)(AK)(GP -
         HEALTHSOUTH Diagnostic Centers, Inc.)
HEALTHSOUTH Diagnostic Center of Colorado Springs Limited Partnership (AL)(CO)
         (GP - Diagnostic Health Corporation)
HEALTHSOUTH Diagnostic Center of Port Arthur Limited Partnership (AL)(TX)
         (GP - HEALTHSOUTH Properties Corporation)

HEALTHSOUTH Diagnostic Centers of Tennessee Limited Partnership (AL)(TN)(GP -
         HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Diagnostic Centers of Texas Limited Partnership (AL)(TX)(GP -
         HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Health by Design Limited Partnership (AL)(TX)
HEALTHSOUTH Houston Outpatient Ambulatory Surgery Center, L.P. (TX)
         (GP - HEALTHSOUTH ASC of Houston, Inc.)

HEALTHSOUTH Limited Partnership for Better Living (DE)(IL)
         (GP - HEALTHSOUTH Orthopedic Services, Inc.)
HEALTHSOUTH Meridian Point Rehabilitation Hospital Limited Partnership (AL)(AZ)
         (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH/Methodist Rehabilitation Hospital Limited Partnership (TN)
         (GP-HEALTHSOUTH Corporation-70%; Methodist Hospitals of Memphis-30%) HEALTHSOUTH-Montgomery Surgery Center, L.P. (TN)(OH)(GP -
         HEALTHSOUTH-Montgomery, Inc.)
HEALTHSOUTH Nix, L.P. (TN)(TX)
         (GP - HEALTHSOUTH Surgery Center of Alamo Heights, Inc.)
HEALTHSOUTH Northern Kentucky Rehabilitation Hospital Limited Partnership (AL)
         (KY)(GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Occupational Medicine Center of San Diego Limited Partnership (AL)
         (CA)
HEALTHSOUTH Occupational and Preventive Diagnostics Limited Partnership (AL)(NJ)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH of Ft. Lauderdale Limited Partnership (AL)(FL)
         (GP - HEALTHSOUTH Real Property Holding Corporation) HEALTHSOUTH of Largo Limited Partnership (AL)(FL)
         (GP - HEALTHSOUTH Real Property Holding Corporation) HEALTHSOUTH of Ohio Limited Partnership (AL)(OH)
         (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH of Sarasota Limited Partnership (AL)(FL)
         (GP - HEALTHSOUTH Real Property Holding Corporation)
HEALTHSOUTH of Sea Pines Limited Partnership (AL)(FL)
         (GP - HEALTHSOUTH Real Property Holding Corporation) HEALTHSOUTH of Tallahassee Limited Partnership (AL)(FL)
         (GP - HEALTHSOUTH Real Property Holding Corporation)
HEALTHSOUTH Orthopedic & Rehabilitation Center of Pittsburgh,
  Limited Partnership (AL)(PA)
HEALTHSOUTH Pain Management Center of Sacramento, L.P. (TN)(CA)
         (GP - HEALTHSOUTH P.M.C. of Sacramento, Inc.)
HEALTHSOUTH Physicians Surgery Center, L.P. (TN)(MD)
         (GP - HEALTHSOUTH S.C. of Baltimore Joint Venture, LLC)
HEALTHSOUTH Provo Surgical Center, Limited Partnership (DE)(UT)(GP - NSC
         Provo, Inc.)
HEALTHSOUTH Regional Rehabilitation Center, Ltd. (AL)(FL)
HEALTHSOUTH Rehabilitation and Spine Center of Woodside Limited Partnership (AL)
         (CA)
HEALTHSOUTH Rehabilitation Center of Albuquerque, Ltd. (AL)(NM)
HEALTHSOUTH Rehabilitation Center of Birmingham, Ltd. (AL)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation Center of Cave Springs Limited Partnership (AL)(MO)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation Center of Colorado Springs Limited Partnership (AL)
         (CO)
HEALTHSOUTH Rehabilitation Center of Connecticut Limited Partnership (AL)(CT) HEALTHSOUTH Rehabilitation Center of Dayton Limited Partnership (AL)(OH) HEALTHSOUTH Rehabilitation Center of Denver, Ltd. (AL)(CO) HEALTHSOUTH Rehabilitation Center of Green Bay Limited Partnership (AL)(WI)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation Center of Illinois Limited Partnership (AL)(IL) HEALTHSOUTH Rehabilitation Center of Kendall, Ltd. (AL)(FL) HEALTHSOUTH Rehabilitation Center of Knoxville Limited Partnership (AL)(TN)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation Center of Las Vegas Limited Partnership (AL)(NV) HEALTHSOUTH Rehabilitation Center of Lorain Limited Partnership (AL)(OH)
         (GP - HEALTHSOUTH Holdings, Inc.)

HEALTHSOUTH Rehabilitation Center of Louisville, Ltd. (AL)(KY)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation Center of New Hampshire, Ltd. (AL)(NH) HEALTHSOUTH Rehabilitation Center of New Orleans, Ltd. (AL)(LA) HEALTHSOUTH Rehabilitation Center of Paramus Limited Partnership (AL)(NJ) HEALTHSOUTH Rehabilitation Center of Portola Valley Limited Partnership (AL)(CA) HEALTHSOUTH Rehabilitation Center of Scottsdale Limited Partnership (AL)(AZ) HEALTHSOUTH Rehabilitation Center of Springfield Limited Partnership (AL)(AR)(MO)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation Center of St. Louis Limited Partnership (AL)(IL)(MO)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation Center of Syracuse Limited Partnership (AL)(NY) (GP
         - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation Center of Weatherford Limited Partnership (AL)(OK)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation Center of West Denver Limited Partnership (AL)(CO) HEALTHSOUTH Rehabilitation Center of Wilmington Limited Partnership (AL)(DE)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation Hospital of Arlington Limited Partnership (AL)(TX)
         (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Rehabilitation Hospital of New Mexico, Ltd. (AL)(NM)
HEALTHSOUTH Rehabilitation Institute of Tucson Limited Partnership (AL)(AZ)
         (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Rehabilitation Systems of Texas Limited Partnership (AL)(TX) (GP -
         HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Salt Lake Surgical Center, L.P. (GA)(UT) (GP - HEALTHSOUTH Salt
         Lake Surgical Center, Inc.)
HEALTHSOUTH/San Antonio Clinics Limited Partnership (AL)(TX) (GP - HEALTHSOUTH
         of Texas, Inc.)
HEALTHSOUTH Specialty Surgery Center of Charlotte, L.P. (TN)(NC)
         (GP - HEALTHSOUTH S.C. of Charlotte, Inc.)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Baton Rouge Limited
         Partnership (AL)(LA)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Sports Medicine and Rehabilitation Center of Blue Springs
         Limited Partnership (AL)(KS)(MO)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Sports Medicine and Rehabilitation Center of Lake Ozark
         Limited Partnership (AL)(MO)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Omaha Limited
         Partnership (AL)(NE)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Pascagoula
         Limited Partnership (AL)(MS)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Sports Medicine and Rehabilitation Center of San Carlos Limited
         Partnership (AL)(CA)
HEALTHSOUTH Surgery Center at Pasteur Plaza, L.P. (GA)
         (GP - HEALTHSOUTH S.C. at Pasteur Plaza, Inc.)
HEALTHSOUTH Surgery Center at Regency Park, L.P. (OH)
         (GP - HEALTHSOUTH St. Vincent Joint Venture, LLC)
HEALTHSOUTH Surgery Center-"J" Street, L.P. (CA)(GP - HEALTHSOUTH Surgery
         Centers-West, Inc.)
HEALTHSOUTH Surgery Center of Alamo Heights, L.P. (TN)(TX)
         (GP - HEALTHSOUTH Surgery Center of Alamo Heights, Inc.)

HEALTHSOUTH Surgery Center of Alhambra, L.P. (CA)
         (GP - HEALTHSOUTH S.C. of Alhambra, Inc.)
HEALTHSOUTH Surgery Center of Arrowhead Park, L.P. (TN)(OH)
         (GP - HEALTHSOUTH St. Vincent Joint Venture, LLC)
HEALTHSOUTH Surgery Center of Aventura, L.P. (TN)(FL)
         (GP - HEALTHSOUTH S.C. of Aventura, Inc.)
HEALTHSOUTH Surgery Center of Baton Rouge, L.P. (TN)(LA) (GP - HEALTHSOUTH
         Surgery Center of Baton Rouge, Inc.)
HEALTHSOUTH Surgery Center of Billings, L.P. (TN)(MT) (GP - Northern Rockies
         Surgicenter, Inc.)
HEALTHSOUTH Surgery Center of Cape Girardeau, L.P. (TN)(MO) (GP - Missouri
         Surgery Center, Inc.)
HEALTHSOUTH Surgery Center of Charlotte, L.P. (GA)(NC)
         (GP - HEALTHSOUTH S.C. of Charlotte, Inc.)
HEALTHSOUTH Surgery Centers of Chattanooga, L.P., (TN) (GP - Chattanooga-SC,
         Inc.)
HEALTHSOUTH Surgery Center of Clearwater, L.P. (TN)(FL) (GP - HEALTHSOUTH
         Surgery Center of Clearwater, Inc.)
HEALTHSOUTH Surgery Center of Columbus, L.P. (TN)(OH)
         (GP - HEALTHSOUTH S.C. of Columbus, Inc.)
HEALTHSOUTH Surgery Center of Crestview, L.P. (TN)(FL) (GP - HEALTHSOUTH Surgery
         Center of Crestview, Inc.)
HEALTHSOUTH Surgery Center of Danbury, L.P. (GA)(CT) (GP - Danbury Surgical
         Center, Inc.)
HEALTHSOUTH Surgery Center of Dayton, L.P. (TN)(OH) (GP - HEALTHSOUTH Surgery
         Center of Dayton, Inc.)
HEALTHSOUTH Surgery Center of Duncanville, L.P. (TX)
         (GP - Premier Ambulatory Surgery of Duncanville, Inc.)
HEALTHSOUTH Surgery Center of East Rutherford, L.P. (TN)(NJ)
         (GP - HEALTHSOUTH S.C. of East Rutherford, Inc.)
HEALTHSOUTH Surgery Center of Easton, L.P. (TN)(MD) (GP - HEALTHSOUTH of
         Easton, Inc.)
HEALTHSOUTH Surgery Center of Eldersburg, L.P. (TN)(MD)
         (GP - HEALTHSOUTH S.C. of Eldersburg, Inc.)
HEALTHSOUTH Surgery Center of Greensboro, L.P. (GA)(NC)
         (GP - HEALTHSOUTH S.C. of Greensboro, Inc.)
HEALTHSOUTH Surgery Center of Hickory, L.P. (GA)(NC)
         (GP - HEALTHSOUTH S.C. of Hickory, Inc.)
HEALTHSOUTH Surgery Center of Homewood, L.P. (TN)(AL)
         (GP - HEALTHSOUTH S.C. of Homewood, Inc. (DE)(AL)
HEALTHSOUTH Surgery Center of Huntington Beach, L.P. (TN)(VA)
         (GP - HEALTHSOUTH S.C. of Huntington Beach, Inc.)
HEALTHSOUTH Surgery Center of Kendall, L.P. (TN)(FL)
         (GP - HEALTHSOUTH S.C. of Kendall, Inc.)
HEALTHSOUTH Surgery Center of Kenosha, L.P. (TN)(WI) (GP - HEALTHSOUTH Surgery
         Center of Kenosha, Inc.)
HEALTHSOUTH Surgery Center of Kirkwood, L.P. (TN)(MO)
         (GP - HEALTHSOUTH S.C. of Kirkwood, Inc.)
HEALTHSOUTH Surgery Center of Louisville, L.P. (TN)(KY) (GP - HEALTHSOUTH
         Surgery Center of Louisville, Inc.)
HEALTHSOUTH Surgery Center of Loveland, L.P. (TN)(CO) (GP - HEALTHSOUTH Surgery
         Center of Loveland, Inc.)
HEALTHSOUTH Surgery Center of Maui, L.P. (TN)(HI)
         (GP - HEALTHSOUTH S.C. of Maui, Inc.)
HEALTHSOUTH Surgery Center of Moore County, L.P. (TN)(NC)
         (GP-HEALTHSOUTH S.C. of Moore County, Inc.)

HEALTHSOUTH Surgery Center of Muskogee, L.P. (TN)(OK)
         (GP - HEALTHSOUTH S.C. of Muskogee, Inc.)
HEALTHSOUTH Surgery Center of New Jersey, L.P. (TN)(NJ) (GP - HEALTHSOUTH
         Surgery Center of New Jersey, Inc.)
HEALTHSOUTH Surgery Center of Norwalk, L.P. (CT)
         (GP - HEALTHSOUTH S.C. of Norwalk, Inc.)
HEALTHSOUTH Surgery Center of Park City, L.P. (TN)(UT)
         (GP - HEALTHSOUTH S.C. of Park City, Inc.)
HEALTHSOUTH Surgery Center of Pecan Valley, L.P. (TN)(TX) (GP - HEALTHSOUTH
         Surgery Center of Pecan Valley, Inc.)
HEALTHSOUTH Surgery Center of Pinellas Park, L.P. (TN)(FL) (GP - HEALTHSOUTH
         Surgery Center of Pinellas Park, Inc.)
HEALTHSOUTH Surgery Center of Pinole, L.P. (TN)(CA)
         (GP - HEALTHSOUTH S.C. of Pinole, Inc.)
HEALTHSOUTH Surgery Center of Portland, L.P. (TN)(OR)
         (GP-HEALTHSOUTH S.C. of Portland, Inc.)
HEALTHSOUTH Surgery Center of Riverside, L.P. (TN)(CA)
         (GP - HEALTHSOUTH S.C. of Riverside, Inc.)
HEALTHSOUTH Surgery Center of Riverton, L.P. (TN)(WY)
         (GP - HEALTHSOUTH S.C. of Riverton, Inc.)
HEALTHSOUTH Surgery Center of Roseland, L.P. (TN)(NJ) (GP - SCA-Roseland, Inc.) HEALTHSOUTH Surgery Center of San Angelo, L.P. (TN)(TX)
         (GP - HEALTHSOUTH S.C. of San Angelo, Inc.)
HEALTHSOUTH Surgery Center of San Buenaventura, L.P. (CA) (GP - HEALTHSOUTH
         Surgery Center of San Buenaventura, Inc.)
HEALTHSOUTH Surgery Center of San Marcos, L.P. (TN)(TX)
         (GP - HEALTHSOUTH S.C. of San Marcos, Inc.)
HEALTHSOUTH Surgery Center of Santa Monica, L.P. (TN)(CA)
         (GP - HEALTHSOUTH S.C. of Santa Monica, Inc.)
HEALTHSOUTH Surgery Center of Scottsdale, L.P. (TN) (AZ)(GP - HEALTHSOUTH
         Surgery Center of Scottsdale, Inc.)
HEALTHSOUTH Surgery Center of Scottsdale-Bell Road, L.P. (TN)(AZ)
         (GP - HEALTHSOUTH S.C. of Scottsdale-Bell Road, Inc.)
HEALTHSOUTH Surgery Center of Southern Pines, L.P. (GA)(NC)
         (GP - HEALTHSOUTH S.C. of Southern Pines, Inc.)
HEALTHSOUTH Surgery Center of Summerlin, L.P. (TN)(NV) (GP - HEALTHSOUTH
         Surgery Center of Summerlin, Inc.)
HEALTHSOUTH Surgery Center of Tampa, L.P. (TN)(FL)
         (GP - HEALTHSOUTH S.C. of Tampa, Inc.)
HEALTHSOUTH Surgery Center of the Permian Basin, L.P. (TN)(TX)
         (GP - HEALTHSOUTH Properties Corporation
         LP - HEALTHSOUTH S.C. of Odessa, Inc.)
HEALTHSOUTH Surgery Center of Tuckahoe, L.P. (TN)(VA) (GP - Tuckahoe Surgery
         Center, Inc.)
HEALTHSOUTH Surgery Center of Tucson, L.P. (GP - HEALTHSOUTH Surgery
         Centers-West, Inc.)
HEALTHSOUTH Surgery Center of Waco, L.P. (TN)(TX)
         (GP - HEALTHSOUTH S.C. of Waco, Inc.)

HEALTHSOUTH Surgery Center of West Columbus, L.P. (TN)(OH)
         (GP - HEALTHSOUTH U.S. Health West Columbus, LLC)
HEALTHSOUTH Surgery Center of Western Lake County, L.P. (TN)(OH)
         (GP - HEALTHSOUTH S.C. of Cleveland, Inc.)
HEALTHSOUTH Surgery Center of Westerville, L.P. (TN)(OH)
         (GP - HEALTHSOUTH U.S. Health Westerville, LLC)

HEALTHSOUTH Surgery Center of Westlake, L.P. (TN)(OH) (GP - HEALTHSOUTH Surgery
         Center of Westlake, Inc.)
HEALTHSOUTH Surgery Center of Whitehall, L.P. (TN)(OH)
         (GP - HEALTHSOUTH U.S. Health Whitehall, LLC)
HEALTHSOUTH Surgery Center of Wilkes-Barre, L.P. (TN)(PA)
         (GP - HEALTHSOUTH S.C. of Wilkes-Barre, Inc.)
HEALTHSOUTH Surgery Center of Ygnacio Valley, L.P. (TN)(CA)
         (GP - HEALTHSOUTH S.C. of Ygnacio Valley, Inc.)
HEALTHSOUTH Surgery Centers of Chattanooga, L.P. (TN)(GP - Chattanooga-SC, Inc.) HEALTHSOUTH Surgical Center of Greensboro, L.P. (GA)(NC)
         (GP - NSC Greensboro, Inc.)
HEALTHSOUTH Surgical Center of Tuscaloosa Limited Partnership (AL) (GP -
         HEALTHSOUTH Surgical Center of Tuscaloosa, Inc.)
HEALTHSOUTH Texas Limited Partnership (AL)(TX)
         (GP - HEALTHSOUTH Properties Corporation; LP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Tri-State Regional Rehabilitation Hospital Limited Partnership (AL)
         (IN) (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Valley of the Sun Rehabilitation Hospital Limited Partnership (AL)
         (AZ)(GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH/Woodlands Surgery Center of Cullman, L.P. (TN)(AL)
         (GP - HEALTHSOUTH/Woodlands S.C., LLC)
Helmwood Associates Limited Partnership (DE)(KY) (GP - CMS Elizabethtown, Inc.) Hertfordshire Magnetic Imaging Limited
         (GP - Diagnostic Health Corporation)
Honolulu Surgery Center, L.P. (TN)(HI) (GP - SCA-Honolulu, Inc.)
Horizon FM, LP (TX) (GP - Horizon Facilities Management, Inc.)
Horizon Health Systems, L.P. (DE) (GP - Horizon/CMS Healthcare Corporation)
HSC Boca Raton Outpatient Surgery Center, Ltd. (FL)
         (GP - HSC of Boca Raton, Inc.)
HSC Surgical Associates of Beaumont, L.P. (TX)(GP - HSC of Beaumont, Inc.)
HSC Surgical Associates of Bradenton, L.P. (TN)(FL)
         (GP - HSC of Bradenton, Inc.)
HSC Surgical Associates of Clarksville, L.P. (TN)(GP - HSC of Clarksville, Inc.) HSC Surgical Associates of Ft. Pierce, L.P. (GA)(FL)
         (GP - HSC of Ft. Pierce, Inc.)
HSC Surgical Associates of Houston, L.P. (TX)(GP - HSC of Houston, Inc.)
HSC Surgical Associates of Southwest Houston, L.P. (TX)
         (GP - HSC of Southwest Houston, Inc.)
Huntington Surgery Center, Limited Partnership (WV) (GP - SCA Cabell, Inc.) Huntington Surgery Properties, Limited Partnership (WV)
         (GP - SCA Cabell Development Corporation)
Imaging Associates of Western Maryland, Limited Partnership(MD)
         (GP - Diagnostic Health Corporation)
Imaging Center of the Southwest (TX)(TN) (GP- Southwest Imaging Partnership) Indian River MRI Associates, Ltd. (FL)
         (GP- Heritage Medical Services of Florida, Inc.)

Indian River Surgery Center, Ltd. (FL) (GP - Indian River Physician Associates,
         Inc., and HSC of Vero Beach, Inc.)
Indianapolis Surgery Center Limited Partnership (IN)
         (GP - SCA-Indianapolis, Inc.)
Inland Surgery Center, L.P. (CA) (GP - Redlands Ambulatory Surgery Center -
         Partner:  Redlands-SCA Surgery Centers, Inc.)
InnerCare Group, L.P. (TX) (GP - InnerCare Group, Inc.)
Jay Hawk Associates of Delaware Limited Partnership (DE)(KS) (GP - CMS
         Topeka Rehabilitation, Inc.)
Johnson Rehab Associates Limited Partnership (DE)(KS) (GP - CMS Kansas City
         Rehabilitation, Inc.)
Joliet Surgery Center Limited Partnership (IL)
         (GP - Surgicare of Joliet, Inc.)
JonesboroHealth Associates Limited Partnership (DE) (GP - Northeast Arkansas
         Rehabilitation Unit, Inc.)
Kitsap Peninsula Surgery Center, Limited Partnership (WA) (GP - KPSC, Inc.) Knoxville Ambulatory Surgery Center, L.P. (TN)
         (GP - Knoxville-SCA Surgery Center, Inc.)
Kokomo Rehabilitation Hospital, L.P. (DE)(IN)
         (GP - Kokomo Rehabilitation Hospital, Inc.)
LafayetteRehab Associates, Limited Partnership (DE)(LA) (GP - Lafayette
         Rehabilitation Hospital, Inc.)
Lake Howard Heights Associates, Ltd. (FL) (47.6% Advantage Health Corporation)
         (40.491% LH Real Estate Company, Inc.)
Lancaster Magnetic Imaging, Ltd. (PA) (GP - Health Images Pennsylvania, Inc.) LancasterSurgery Center, Limited Partnership (PA) (GP - Lancaster Surgical
         Center, Inc.)
Lancaster Surgery Properties, Ltd. (PA) (GP - Lancaster Medical Centre, Inc.) Lexington Surgery Center, Ltd. (KY) (GP - Lexington-SC, Inc.)
Lex-Surg Associates (KY) (GP - Lexington-SC Properties, Inc.)
Lithotripsy Associates of Texas, Limited Partnership (GA)(TX)
         (GP - Gulf Coast Lithotripsy Associates, L.P.)
Little Rock Surgery Center, Limited Partnership (AR) (GP - Little Rock-SC, Inc.) Louisville S.C., Ltd. (KY) (GP - Surgery Center of Louisville, Inc.)
Loyola Ambulatory Surgery Center at Oakbrook, L.P. (IL)
         (GP - Loyola Ambulatory Surgery Center at Oakbrook, Inc.)
LPSC, Ltd. (KY) (GP - Louisville-SC Properties, Inc.)
Magnetic Imaging of Belleville, Ltd. (IL)
         (GP - Diagnostic Health Corporation)
Marion Surgery Center, Ltd. (IL) (GP - Marion Holdings, LLC)
McKenzie Surgery Center, L.P. (TN)(OR)
         (GP - SCA/McKenzie Joint Venture, LLC)
Medical Partners Surgery Center, Ltd. (FL) (GP - NSC Jacksonville, Inc.)

Meditrina Medical Center, Ltd. (CA)
         (GP - SurgiCenters of Southern California, Inc.)
Melbourne Surgery Center, L.P. (GA) (FL)
         (GP - SHC Melbourne, Inc.)
Memphis Rehab Associates, Limited Partnership (DE) (TN)
         (Class A GP - CMS Tri-Cities Rehabilitation Hospital, Inc. and Baptist Memorial Regional Rehabilitation Services, Inc.
         Class B GP - Baptist Memorial Regional Rehabilitation Services, Inc.) Memphis Surgery Center, Ltd. (TN)
         (GP - Memphis-SC, LLC)
Memphis Surgery Properties, Ltd., L.P. (TN)
         (GP - Memphis-SP, LLC)
Meridian Health Care Management, L.P. (DE)(CA)
         (GP - Medical Management Associates, Inc.)
Mid-America Associates, Limited Partnership (DE)(KS) (GP - Mid-America
         Outpatient Centers, Inc.)
Mid-County Surgical Associates, L.P., a California Limited Partnership (CA)
         (GP - La Jolla Health Systems, Inc.)
Mississippi Surgical Center Limited Partnership (MS) (GP - Surgicare of
         Mississippi, Inc.)
Mobile-SC, Ltd. (AL)
         (GP - SCA-Mobile, Inc.)
Mobile-SC Properties, Ltd. (AL)
         (GP - SCA-Mobile Properties, Inc.)
Montgomery Surgery Center Limited Partnership (MD)
         (GP - Maryland Ambulatory Centers -
         Partner:  Maryland-SCA Centers, Inc.)
MRI of Miami, Ltd. (FL)
         (GP - Doctors' Health Services Corporation)
Mt. Pleasant Surgery Center, L.P. (TN) (PA)
         (GP - SCA-Mt. Pleasant, Inc.)
Nashville Surgery Center, L.P. (TN)
         (GP - Nashville-SCA Surgery Centers, Inc.)
National Surgicare JV-1 Ltd. (TX)
         (GP - Premier Ambulatory Surgery of Mesquite, Inc.)
Naugatuck Valley Surgical Center, L.P. (CT)
         (GP - SunSurgery Corporation)
New Mexico Surgery Properties Limited Partnership (NM)
         (GP - SCA-Albuquerque Surgery Properties, Inc.)
New Mexico Surgicenter Limited Partnership (NM)
         (GP - SCA-Albuquerque, Inc.)
Newport Beach Surgery Center LP, a California Limited Partnership (CA)
         (GP - Newport Beach Health Systems, Inc.)
NHP Tucson Healthcare Associates, Limited Partnership (CA) (19% LP -
         Continental Medical of Arizona, Inc.)
North Atlanta Endoscopy Center, L.P. (GA)
         (GP - NSC Atlanta, Inc.)
North Coast Surgery Center, Ltd. (CA)
         (GP - Surgicare of Oceanside, Inc.)

North County Surgery Center, L.P. (GA) (MO)
         (GP - North County Outpatient Management, Inc.)
Northeast Oklahoma Rehab Associates, L.P. (DE) (OK)
         (GP - Northeast Oklahoma Rehabilitation Hospital, Inc.)
Northeast Surgery Center, Ltd. (TX)
         (GP - NSC Houston, Inc.)

Northeastern Magnetic Imaging, Ltd. (PA)
         (GP - Health Images Pennsylvania, Inc.)
Northern Rhode Island Rehab Management Associates, L.P. (DE)(RI)
         (GP - Braintree Rehabilitation Ventures, Inc. and
         Landmark Medical Center)
Northern Solano Surgery Center, L.P. (CA)
         (GP - HEALTHSOUTH Surgery Centers-West, Inc.)
Northwest Surgicare, Ltd. (IL)
         (GP - Northwest Surgicare, Inc.)
NSCSM, L.P. (CA)
         (GP - National Surgery Centers - Santa Monica, Inc.)
Oakwater Outpatient Surgery Center, L.P. (GA)(FL)
         (GP - SHC Oakwater, Inc.)
Ohio Valley Surgery Center, L.P. (TN)(PA)
         (GP - Ohio Valley Joint Venture, LLC)
Oklahoma Ambulatory Surgery Center I, L.P. (GA)(OK)
         (GP - SHC Midwest City, Inc.)
Old Farms Forest Associates Limited Partnership (CT)
         (15.68% Advantage Health Corporation)
Open Air MRI of Lubbock, L.P.
Orange Surgical Services, Ltd. (CA)
         (GP - Surgicare of Orange, Inc.)
Orlando Center for Outpatient Surgery, L.P. (GA)(FL)
         (GP - Surgical Health of Orlando, Inc.; MOC Surgical Corporation) Oshkosh Surgery Center, L.P. (TN)(WI)
         (GP - Oshkosh-SCA Surgery Center, Inc.)
Outpatient Surgery Center of The Woodlands, Ltd. (TX)
         (GP - The Woodlands Surgery Systems, Inc.)
Owensboro Ambulatory Surgical Facility, Ltd. (KY)
         (GP - Surgicare of Owensboro, Inc.)
Palm Desert Surgery Center, L.P. (CA)
         (GP - Palm Desert Care Center, Inc.)
Paoli Surgery Center, L.P. (TN) (PA)
         (GP - Paoli Ambulatory Surgery Center -
         Partner:  SCA-Paoli, Inc.)
Perimeter Center for Outpatient Surgery, L.P. (GA)
         (GP - SHC Atlanta, Inc.)
Philbrook Hotel Associates (ME)
         (20% capital transactions)
         (1% operations)
Physicians Surgery Center, Limited Partnership (CA) (GP - Diversified Health
         Capital, Inc.)
Physicians Surgery Center, Ltd. (FL)
         (GP - SCA/Ft. Myers, LLC)
Physicians Surgical Center, Limited Partnership (OK) (GP - NSC Norman, Inc.) Plano Health Associates, Limited Partnership (DE) (GP - CMS Development and
         Management Company, Inc.)
Plano Rehab Associates Limited Partnership (DE) (GP - CMSI Systems of Texas,
         Inc.)
Plano Surgery Center, L.P. (TX)
         (GP - SCA-Plano, Inc.)
Pomerado Outpatient Surgical Center, L.P. (CA)
         (GP - Pomerado Outpatient Surgical Center, Inc.)
Premier Surgery of Forest Park, L.P. (TX)
         (GP - Premier Ambulatory Surgery of Forest Park, Inc.)

Professional Sports Care New Brunswick, L.P. (NJ)
         (GP -  Professional Sports Care Management, Inc.)
Professional Sports Care Somers, L.P. (NY)
         (GP - Professional Sports Care Management, Inc.)
Professional Sports Care Midtown, L.P. (NY)
         (GP - Professional Sports Care Management, Inc.)
Professional Sports Care Queens, L.P. (NY)
         (GP - Professional Sports Care Management, Inc.)
Pueblo Ambulatory Surgery Center Limited Partnership (CO) (GP - Pueblo-SCA
         Surgery Center, Inc.)
Real Estate Investment of Indiana, L.P. (IN)
         (GP - Fort Wayne Care Center, Inc.)
Regional Cancer Treatment Center, Ltd. (TX)
         (GP - Shannon Medical Center
         Triad Holdings III, Inc.
         NIA Cancer Treatment Center, Inc.)
The Rehab Clinic of Oxford, L.P. (TN)
         (GP - The Rehab Group, Inc. - 65%)
Rehabilitation Associates, L.P. (VA)
         (GP - The Rehab Group, Inc.)
Rehabilitation Centers of Maryland Limited Partnership (AL)(MD)
Rehabilitation Hospital of Nevada - Las Vegas, L.P. (DE)(NV)
         (GP - Rehabilitation Hospital of Nevada - Las Vegas, Inc.)
Rehabmed Associates Limited Partnership (DE)(TX)
         (GP - CMS Houston Rehabilitation, Inc.)
Reno Rehab Associates, Limited Partnership (DE)(NV)
         (GP - Nevada Rehabilitation Hospital, Inc.)
Reno Outpatient Surgery, Ltd. (NV)
         (GP - Chiron, Inc.)
Reno Outpatient Surgery Center, Ltd. (NV)
         (GP - Surgicare of Reno, Inc.)
Rocky Mountain Health Associates Limited Partnership (DE)
         (GP - Continental Medical of Colorado, Inc.)
Ruston Louisiana Associates Limited Partnership (DE) (LA)
         (GP - CMS Ruston Rehabilitation, Inc.)
Saddleback Outpatient Surgery Center, Ltd. (CA)
         (GP - Surgicare of Laguna Hills, Inc.)
Salem Surgery Center, Ltd. (OR)
         (GP - Surgicare of Salem, Inc.)
San Antonio Surgery Center, Ltd. (TX)
         (GP - San Antonio Surgery Center, Inc.)
San Diego Health Associates Limited Partnership (DE)(CA)
         (GP - SD Acquisition Corporation)
San Diego Rehab Limited Partnership (DE)(CA)
         (GP - San Diego Rehabilitation Associates)
San Diego Surgery Center, L.P. (CA)
         (GP - San Diego Outpatient Surgical Center, Inc.)
San Francisco SurgiCenter, Medical Clinic, a California Limited Partnership (CA)
         (GP - HEALTHSOUTH Surgery Centers-West, Inc.)
San Joaquin Valley Rehabilitation Hospital, a Delaware Limited Partnership
         (DE) (CA) (GP - Orange Rehabilitation Hospital, Inc.)
San Luis Obispo Surgery Center, a California Limited Partnership (CA) (GP -
         SCA-San Luis Obispo, Inc.)
San Mateo Endoscopy Center, Limited Partnership (CA)
         (GP - Mid-Peninsula Endoscopy Center, General Partnership)

Santa Rosa Surgery Center, L.P. (TN)(CA)
         (GP - SCA-Santa Rosa, Inc.)
Sarasota Endoscopy Center L.P. (GA)(FL)
         (GP - NSC Sarasota, Inc.)
Sarasota Surgery Center, Ltd. (FL)
         (GP - SCA-Sarasota, Inc.)
Sarasota Surgery Properties, Ltd. (FL)
         (GP - Surgical Services of Sarasota, Inc.)
SCA-FCSC, L.P. (CO)
         (GP - Surgery Center of Fort Collins, L.L.C.)
Scranton Surgery Center, Limited Partnership (PA)
         (GP - SCA-MH, LLC)
Seattle Surgery Center, Limited Partnership (WA)
         (GP - Seattle Surgery Center Joint Venture, LLC)
SHR Surgical Center, L.P. (CT)
         (LP - ASC Network Corporation - 20%)
Somerset MRI Centre Limited
         (GP - Diagnostic Health Corporation)
Somerset Surgery Center, Limited Partnership (KY) (GP - Walk-In And Out Surgery
         Center, Inc.)
South County Outpatient Surgery Center, L.P. (MO)
         (GP - South County Outpatient Management, Inc.)
South Dade Rehab Associates, Limited Partnership (DE)(FL) (GP - Continental
         Medical Systems of Florida, Inc.)
Southeast Texas Rehab Clinic, L.P. (DE) (TX)
         (GP - Romano Rehabilitation Hospital, Inc.)
Southern Arizona Regional Rehabilitation Hospital, L.P. (DE)(AZ)
         (GP - Continental Rehabilitation Hospital of Arizona, Inc.)
Southwest Surgical Center of Bakersfield, L.P. (CA)
         (GP - National Surgery Centers - Bakersfield, Inc.)
Sports Real Estate Association (MA)
         (14.35% Advantage Health Corporation)
St. Augustine Surgery Center, Ltd. (FL)
         (GP - NSC St. Augustine, Inc.)
St. Cloud Outpatient Surgery, Ltd. (MN)
         (GP - St. Cloud Surgical Center, Inc.)
St. Joseph Ambulatory Surgery Center, L.P. (TN)(MO)
         (GP - St. Joseph Ambulatory Surgery Center)
St. Petersburg Surgery Center, Ltd. (FL)
         (GP - SCA-St. Petersburg, Inc.)
Surgecenter of Wilson, Limited Partnership (NC) (GP - SC-Wilson, Inc.) Surgequip Leasing Limited Partnership (CT)
         (GP - SunSurgery Corporation)
Surgery Center of Fort Wayne, L.P. (IN)
         (GP - Fort Wayne Care Center, Inc.)
Surgery Center of Oklahoma, L.P. (GA) (OK)
         (GP - SHC Oklahoma City, Inc.)
Surgery Center of Santa Rosa, L.P. (TN)
         (GP - SCA-Santa Rosa, Inc.)
Surgery Centers of Des Moines, Ltd. (IA)
         (GP - Surgery Center of Des Moines, Inc.)
Surgery Property Associates, Ltd. (KY)
         (GP - Lexington-SC Properties, Inc.)
Surgical Center of Elizabethtown, Limited Partnership (KY) (GP - NSC
         Elizabethtown, Inc.)

Surgical Center of South Jersey, Limited Partnership (NJ)
         (GP - SCA-South Jersey, Inc.)
Surgicare of Jackson, Ltd. (MS)
         (GP - Surgicare of Jackson, Inc.)
Surgicare of La Veta, Ltd. (CA)
         (GP - Surgicare of La Veta, Inc.)
Surgicare of Minneapolis, Ltd. (MN)
         (GP - Surgicare of Minneapolis, Inc.)
Surgicare of Mobile, Ltd. (AL)
         (GP - Surgicare of Mobile, Inc.)
Sutter Surgery Center, L.P. (CA)
         (GP - HEALTHSOUTH Surgery Centers West, Inc.)
Tambay Associates, Ltd. (FL)
         (48.66% Advantage Health Corporation)
Tampa IVF/Gift Center, L.P. (TN)(FL)
         (GP - Tampa Outpatient Surgery Joint Venture, Ltd.)
Tampa Outpatient Surgery Joint Venture, Ltd. (FL)
         (GP - SCA-Tampa, Inc.)
Tampa Pain Management Center, L.P. (TN)(FL)
         (GP - Tampa Outpatient Surgery Joint Venture, Ltd.)
Tarrant County Rehab Associates Limited Partnership (DE)
         (GP - CMS Fort Worth Rehabilitation, Inc.)
Terre Haute Regional Rehabilitation Hospital, L.P. (DE)(IL)(IN)
         (50% GP - Terre Haute Rehabilitation Hospital, Inc.
         50% GP - Terre Haute Regional Hospital, Inc.)
Tesson Ferry Medical Equities, L.P. (MO)
         (GP - Tesson Ferry Medical Management, Inc.)
The ASC of Vermont, L.P. (TN) (VT)
         (GP - HEALTHSOUTH S.C. of Burlington, Inc.)
Treasure Valley Hospital Limited Partnership (ID)
         (GP - Surgical Health Corporation)
Tri-Cities Rehabilitation Hospital, L.P. (DE)(TN)
         (GP - CMS Tri-Cities Rehabilitation Hospital, Inc.)
Tri-City Ambulatory Surgical Investors, Ltd. (CA)
         (GP - Surgicare of Oceanside, Inc.)
Tri-County Surgery Center, L.P. (GA) (MO)
         (GP - SHC Tri-County, Inc.)
Tri-Valley Surgery Center, L.P. (CA)
         (GP - Premier ambulatory Surgery of Tri-Valley, Inc.)
Trident MRI Associates, L.P. (SC)
         (GP - Heritage Medical Services of South Carolina, Inc.)
Tulsa Rehab Hospital, L.P. (DE)(OK)
         (GP - Tulsa Rehabilitation Hospital, Inc.)
Tyler Rehab Associates, L.P. (DE)(TX)
         (GP - Tyler Rehabilitation Hospital, Inc.)
Ukiah Surgery Center, L.P. (TN)(CA)
         (GP - SCA-Ukiah, Inc.)
United Medical Associates Limited Partnership (DE) (LA)
         (GP - CMS Baton Rouge Rehabilitation, Inc.)
Upland Outpatient Surgical Center, L.P. (CA)
         (GP - NSC Upland, Inc.)
Valley Outpatient Surgery Center, L.P. d/b/a Valley Outpatient Surgery Center
(WA)     (GP - HEALTHSOUTH Surgery Center of Spokane, Inc.)
Valley View Surgery Center, Limited Partnership (NV)
         (GP - NSC Las Vegas, Inc.)
Vanderbilt Stallworth Rehabilitation Hospital Limited Partnership (TN)

Venice Surgery Center, L.P. (FL)
         (GP - Premier Ambulatory Surgery of Venice, Inc.)
Waco Surgical Center, Ltd. (TX)
         (GP - Waco Outpatient Surgical Center, Inc.)
Walnut Creek Ambulatory Surgery Center, L.P. (CA)
         (GP - Diversified Health Centers, Inc.)
Wausau Surgery Center, L.P. (TN)(WI)
         (GP - SCA-Wausau, Inc.)
Wauwatosa Surgery Center, Limited Partnership (WI)
         (GP - Wauwatosa Outpatient Surgery Center, Inc.)
West County Surgery Center, L.P. (GA)(MO)
         (GP - SHC West County, Inc.)
West Gables Real Estate Associates, Ltd. (FL)
         (GP - Continental Medical Systems of Florida, Inc.)
West Paces Imaging Associates, L.P. (GA)
         (GP- Paces Imaging, Inc.)
West Paces Imaging Midtown, L.P. (TN)(GA)
         (GP- Paces Imaging, Inc. and West Paces Imaging Associates, L.P.) Western Medical Rehab Associates, L.P. (DE) (CA)
         (GP - Western Neuro Care, Inc.)
Western Reserve Surgery Center, L.P. (OH)
         (GP - NSC Kent, Inc.)
Westlake Nursing Home Limited Partnership (OK)
         (LP - HHC Nursing Facilities, Inc.)
Westside Surgery Center, Ltd. (TX)
         (GP - NSC Houston, Inc.)
Wichita Falls Rehabilitation Limited Partnership (TX)
         (GP - W.F. Rehab, Inc.)
Wichita Rehab, L.P. (DE)
         (GP - CMS Wichita Rehabilitation, Inc.)
Wilson Surgery Center, Limited Partnership (NC)
         (GP - SCA-Wilson, Inc.)
Winter Park Surgery Center, L.P. (TN) (FL)
         (GP - Winter Park, LLC)
Woodward Park Surgicenter, Ltd. (CA)
         (GP - Woodward Park Surgicenter, Inc.)
Yuma Outpatient Surgery Center, Limited Partnership (TN) (AZ)
         (GP - SCA-Yuma, Inc.)
2001 Associates Limited Partnership (NY)
         (89% Advantage Health Corporation)
2121 Surgery Center, Limited Partnership (CA)
         (GP - NSCSM, Ltd.)

                         Limited Liability Partnerships

Lakeland Surgical & Diagnostic Center, L.L.P. (CT)
Progressive-RGA, LLP (GA)


                     Limited Liability Limited Partnerships

HEALTHSOUTH St. Agnes Surgery Center of Elliott City, L.L.L.P. (MD)
         (GP - HEALTHSOUTH St. Agnes Joint Venture, LLC)

                       General Partnerships/Joint Ventures
                       -----------------------------------

B.R.A.S.S. Partnership in Commendam
         (GP - Surgery Center Holding Corporation)
Butler-Harmarville Outpatient Rehabilitation Center
         (Partner - HRC Services, Inc.
Caremark Center for Physical Therapy - Deerfield (IL) (80%) (80% GP -
         HEALTHSOUTH Orthopedic Services, Inc.)
         (20% GP - Michael Palmairi) Caremark Center for Physical Therapy - Gurnee (IL) (80%) Caremark Physical Therapy Center/Woodstock (IL) (50%) Caremark/UC Center for Sports Medicine (IL) (50%) Central Delaware Ambulatory Surgery Center (TN) (DE)
         (Partner - SCA-Dover, Inc.)
Central Florida Medical Management Services Organization (FL)
         (A general partnership)
         (Partners are PHC Orlando, Inc., PCS Orlando, Inc., and IMS Orlando, Inc.)
CMS Rehabilitation Center of South Miami (DE)
         (50% GP - CMS South Miami Rehab, Inc.
         50% GP - Spinal Diagnostics, Inc.)
The Eastern Rehabilitation Network (CT)
         (51% Advantage Health Eastern Rehabilitation Network, Inc.
         49% Hartford Hospital)
Endoscopy West, General Partnership (CA)
         (GP - Endoscopy Center Affiliates, Inc.)
Faunce Corner Wellness Associates (MA)
         (50% Advantage Health Development Corp.)
         50% Charlton Memorial Hospital)
Fort Worth Endoscopy Center, General Partnership (TX)
         (GP - Endoscopy Center Affiliates, Inc.)
Fort Worth Surgery Center Associates (DE) (TX)
         (Partner - Fort Worth-SC, Inc.)
Germantown Medical Office Associates (DE)
         (50% GP - CMS Development and Management Company, Inc.
         50% GP Baptist Memorial Regional Rehabilitation Services, Inc.) Greater Long Beach Endoscopy Center, General Partnership (CA)
         (GP - Endoscopy Center Affiliates, Inc.)
Gynecology Equipment Leasing Partners (CA)
HEALTHSOUTH Real Property of Melbourne G.P. (FL)
         (GP - HEALTHSOUTH Real Property Holding Corporation)
HEALTHSOUTH/UC Center for Sports Medicine (IL)
         (GP - HEALTHSOUTH Orthopedic Services, Inc. - 50%)
Houston Rehabilitation Associates (DE)
         (60% GP - Romano Rehabilitation Hospital, Inc.
         20% GP - HNMC, Inc. and 20% GP - Paramed, Inc.)
HSC Surgical Associates of Cincinnati (OH)
         (A general partnership) (OH d/b/a Tri-State Endoscopy Center)
         (GP - HSC of Cincinnati, Inc. and Tri-State Endoscopy Center, Inc.) Indian River MRI Joint Venture (FL)
         (60% Indian River MRI Associates, Ltd.
         Indian River Health Services Corp.)
Lahey/Advantage General Partnership (MA)
         (50% Advantage Health Corporation; a successor by merger to Advantage Health Comprehensive Care Corp.)

Lakeview Rehabilitation Group Partners (KY)
         (50% GP - Continental Medical of Kentucky, Inc.
         50% GP - CMS Elizabethtown, Inc.)
Lap Choly/GS Associates (CA)
Latrobe-Harmarville Outpatient Rehabilitation Center
         (Partner - HRC Services, Inc.)
The Medical Center of Symmes, a Lahey/Advantage Health Partnership (MA)
         (60% Advantage Health Corporation)
Memorial MRI Center (TN)
         (GP - Diagnostic Health Corporation - 50%)
Microsurgery Leasing Associates (CA)
Mid-Peninsula Endoscopy Center, General Partnership (CA)
         (GP - Endoscopy Center Affiliates, Inc.
Newport Beach Endoscopy Center, General Partnership (CA)
         (GP - Endoscopy Center Affiliates, Inc.)
North Texas Surgi-Center (TX)
         (GP - Surgical Center of Wichita Falls, Inc.)
Northwest Arkansas Rehabilitation Associates (AR)
         (50% GP - CMS Fayetteville Rehabilitation, Inc.
         50% GP - Washington Regional Outreach Services)
Oakview MSO (CA)
         (65% GP - National Physicians Equity Corporation
         35% GP - Oakview IPA Medical Group, Inc.)
Ohio Valley General Hospital-Harmarville Outpatient Rehabilitation Center
         (Partner - HRC Services, Inc.)
The Physical Rehabilitation Institute (AL)
         (GP - HEALTHSOUTH of Birmingham, Inc.)
Physical Therapy & Sports Medicine Center (MI)
         (50% GP - Pro Therapy of America, Inc.)
Physial Therapy and Sports Medicine Center Partnership (MI)
         (65% GP - Pro Therapy of America, Inc. 35%
         GP - Theresa Jean Meyers, P.T.)
Physicians of Edmond (OK) (GP - NSC Edmond, Inc.)
Pride/Braintree Joint Venture (MA)
         (50% GP - Braintree Rehabilitation Ventures, Inc.
         50% GP - Pride of USA of Massachusetts, Inc.)
Reading Surgery Center Associates (PA)
         (GP - HEALTHSOUTH Surgery Center of Reading, Inc.
         (GP - St. Joseph Medical Center)
Rehab Clinic Management Associates (DE)
         (50% GP - CMS Tri-Cities Rehabilitation Hospital, Inc.
         50% GP - Baptist Memorial Regional Rehabilitation Services, Inc.) The Rehab Group - Brunswick (TN) (GP - The Rehab Group, Inc.)
The Rehab Group - Decatur (AL) (GP - The Rehab Group, Inc.)
The Rehab Group - Lebanon, G.P. (TN)
         (GP - The Rehab Group, Inc.)

Royal Oaks Partnership (FL)
         (50% Managing GP - Horizon/CMS Healthcare Corporation)
San Bernardino Rehabilitation Hospital (CA)
         (50% GP - San Bernardino Rehabilitation Hospital, Inc.
         50% GP - Community Hospital of San Bernardino)

San Diego Endoscopy Center, General Partnership (CA)
         (GP - Endoscopy Center Affiliates, Inc.)
San Diego Rehabilitation Associates (DE)
         (56.67% GP - CMS San Diego Rehab, Inc.
         43.33% GP - CMS Development and Management Company, Inc.) SD GI Partners (CA)
South Bay Endoscopy Center, General Partnership (CA)
         (GP - Endoscopy Center Affiliates, Inc.)
Surgical Support Services (MO) (A general partnership)
         (fictitious name registered by
         Central Radiology Group and Outpatient Surgery Center)
Swanson Sports Training & Physical Therapy, G.P. (TN)
         (25% GP - The Rehab Group, Inc.)
Thousand Oaks Endoscopy Center, General Partnership (CA)
         (GP - Endoscopy Center Affiliates, Inc.)
TVSC GYN Partners (CA)
Urology Equipment Leasing Partners (CA)
West Penn-Harmarville Outpatient Rehabilitation Center
         (Partner - HRC Services, Inc.)